EXHIBIT 99.2


                                 FFMLT 2005-FF2
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

                     The Mortgage Loans - All Collateral (1)

Scheduled Principal Balance:                                     $1,759,212,709
Number of Mortgage Loans:                                                  8004
Average Scheduled Principal Balance:                                   $219,792
Weighted Average Gross Coupon:                                           6.632%
Weighted Average Net Coupon: (2)                                         6.122%
Weighted Average Current FICO Score:                                        647
Weighted Average Combined Original LTV Ratio:                            82.63%
Weighted Average Stated Remaining Term (months):                            356
Weighted Average Seasoning (months):                                          3
Weighted Average Months to Roll: (3)                                         25
Weighted Average Gross Margin: (3)                                        4.77%
Weighted Average Initial Rate Cap: (3)                                    2.96%
Weighted Average Periodic Rate Cap: (3)                                   1.00%
Weighted Average Gross Maximum Lifetime Rate: (3)                        12.57%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.

(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.


                    Distribution by Current Principal Balance

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
  Current Principal          Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
       Balance                 Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$1 - $50,000                     190       $7,848,440       0.45%    8.042%      597       $41,308      76.47%     75.83%    91.54%
$50,001 - $75,000                556       35,534,635       2.02     7.779       608        63,911      79.73      73.21     94.85
$75,001 - $100,000               717       63,190,810       3.59     7.421       619        88,132      82.43      70.95     96.66
$100,001 - $125,000              871       98,535,775       5.60     7.100       629       113,129      82.67      72.48     96.80
$125,001 - $150,000              839      115,556,712       6.57     7.138       633       137,731      84.05      65.09     97.23
$150,001 - $200,000            1,508      262,730,646      14.93     6.897       635       174,225      83.66      67.55     97.57
$200,001 - $250,000              925      207,660,690      11.80     6.655       640       224,498      83.32      74.70     97.85
$250,001 - $300,000              686      188,129,858      10.69     6.569       645       274,242      83.81      68.30     96.94
$300,001 - $350,000              397      128,931,593       7.33     6.560       644       324,765      83.82      74.43     97.25
$350,001 - $400,000              365      136,827,470       7.78     6.376       654       374,870      83.48      70.05     98.07
$400,001 & Above                 950      514,266,080      29.23     6.194       668       541,333      80.88      81.11     99.36
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         8,004   $1,759,212,709     100.00%    6.632%      647      $219,792      82.63%     73.52%    97.90%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
   Current Rate                Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                     82      $27,014,812       1.54%    4.837%      707      $329,449      78.75%     95.18%   100.00%
5.00 - 5.49%                     308       97,733,799       5.56     5.256       683       317,318      78.81      90.77     99.78
5.50 - 5.99%                   1,282      391,099,743      22.23     5.771       672       305,070      79.06      85.17     99.40
6.00 - 6.49%                   1,181      305,177,104      17.35     6.222       657       258,406      80.65      78.56     98.51
6.50 - 6.99%                   1,688      388,704,565      22.10     6.717       645       230,275      83.56      68.72     97.23
7.00 - 7.49%                   1,010      192,283,960      10.93     7.191       630       190,380      85.07      62.20     95.22
7.50 - 7.99%                   1,221      199,943,464      11.37     7.703       613       163,754      86.99      59.43     96.12
8.00 - 8.49%                     596       82,062,795       4.66     8.170       595       137,689      86.84      67.00     98.55
8.50 - 8.99%                     466       57,486,342       3.27     8.663       598       123,361      88.27      60.10     98.33
9.00% & Above                    170       17,706,125       1.01     9.272       594       104,154      89.37      62.51     99.78
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         8,004   $1,759,212,709     100.00%    6.632%      647      $219,792      82.63%     73.52%    97.90%
===================================================================================================================================

                          Distribution by Credit Score

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
  Credit Score                 Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above                      347      $96,668,769       5.50%    6.087%      763      $278,584      82.95%     71.78%    93.37%
720 - 739                        228       63,377,943       3.60     6.157       728       277,973      83.26      70.26     92.80
700 - 719                        461      123,611,943       7.03     6.259       708       268,139      83.58      67.48     95.59
680 - 699                        668      182,679,140      10.38     6.239       689       273,472      83.39      72.57     97.35
660 - 679                        829      207,513,746      11.80     6.311       669       250,318      83.28      67.73     97.53
640 - 659                      1,164      277,623,583      15.78     6.468       649       238,508      83.02      71.72     97.97
620 - 639                      1,303      291,105,142      16.55     6.611       629       223,411      84.42      71.53     99.56
600 - 619                      1,048      214,540,346      12.20     6.609       609       204,714      82.04      76.98     99.75
580 - 599                        324       65,778,796       3.74     7.436       589       203,021      82.95      69.27     98.68
560 - 579                        989      149,781,715       8.51     7.652       570       151,448      79.45      83.45     98.46
540 - 559                        642       86,448,059       4.91     7.996       549       134,654      76.85      92.37    100.00
520 - 539                          1           83,528       0.00     6.500       529        83,528      80.00     100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         8,004   $1,759,212,709     100.00%    6.632%      647      $219,792      82.63%     73.52%    97.90%
===================================================================================================================================

                              Distribution by Lien

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
      Lien                     Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First Lien                     8,004   $1,759,212,709     100.00%    6.632%      647      $219,792      82.63%     73.52%    97.90%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         8,004   $1,759,212,709     100.00%    6.632%      647      $219,792      82.63%     73.52%    97.90%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Combined Original LTV

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
     Combined                Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
   Original LTV                Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00%                    286      $51,506,777       2.93%    6.663%      622      $180,094      51.36%     55.33%    98.54%
60.01 - 70.00%                   360       80,453,042       4.57     6.591       623       223,481      66.52      68.48     97.39
70.01 - 80.00%                 3,776      896,220,264      50.94     6.184       654       237,346      79.27      87.22     99.24
80.01 - 85.00%                   894      173,088,726       9.84     7.060       614       193,612      84.29      69.21     96.49
85.01 - 90.00%                 1,333      287,589,148      16.35     7.119       636       215,746      89.62      66.65     92.59
90.01 - 95.00%                   922      192,657,813      10.95     7.104       661       208,956      94.56      60.13    100.00
95.01 - 100.00%                  433       77,696,939       4.42     7.891       675       179,439      99.78       1.05    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         8,004   $1,759,212,709     100.00%    6.632%      647      $219,792      82.63%     73.52%    97.90%
===================================================================================================================================

                          Distribution by Original LTV

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
   Original LTV                Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00%                    286      $51,506,777       2.93%    6.663%      622      $180,094      51.36%     55.33%    98.54%
60.01 - 70.00%                   360       80,453,042       4.57     6.591       623       223,481      66.52      68.48     97.39
70.01 - 80.00%                 3,776      896,220,264      50.94     6.184       654       237,346      79.27      87.22     99.24
80.01 - 85.00%                   894      173,088,726       9.84     7.060       614       193,612      84.29      69.21     96.49
85.01 - 90.00%                 1,333      287,589,148      16.35     7.119       636       215,746      89.62      66.65     92.59
90.01 - 95.00%                   922      192,657,813      10.95     7.104       661       208,956      94.56      60.13    100.00
95.01 - 100.00%                  433       77,696,939       4.42     7.891       675       179,439      99.78       1.05    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         8,004   $1,759,212,709     100.00%    6.632%      647      $219,792      82.63%     73.52%    97.90%
===================================================================================================================================

                          Distribution by Documentation

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
       Documentation           Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation             5,727   $1,293,445,215      73.52%    6.510%      644      $225,850      81.65%    100.00%    97.34%
No Income Verification         1,794      323,089,356      18.37     7.144       646       180,094      85.55       0.00     99.33
Stated Plus Documentation        396      121,975,016       6.93     6.574       676       308,018      85.42       0.00    100.00
Limited Income Verification       86       20,583,510       1.17     6.575       667       239,343      82.14       0.00     98.09
No Documentation                   1          119,612       0.01     8.250       700       119,612      80.00       0.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         8,004   $1,759,212,709     100.00%    6.632%      647      $219,792      82.63%     73.52%    97.90%
===================================================================================================================================

                             Distribution by Purpose

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
     Purpose                   Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                       3,822     $935,697,574      53.19%    6.324%      662      $244,819      82.68%     86.40%    97.01%
Cashout Refinance              3,416      684,331,928      38.90     6.979       628       200,331      82.39      63.60     98.92
Refinance                        766      139,183,207       7.91     6.989       632       181,701      83.56      35.76     98.83
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         8,004   $1,759,212,709     100.00%    6.632%      647      $219,792      82.63%     73.52%    97.90%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Occupancy

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
       Occupancy               Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                 7,778   $1,722,195,192      97.90%    6.623%      646      $221,419      82.58%     73.10%   100.00%
Non-owner Occupied               226       37,017,518       2.10     7.022       689       163,794      85.11      93.08      0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         8,004   $1,759,212,709     100.00%    6.632%      647      $219,792      82.63%     73.52%    97.90%
===================================================================================================================================

                          Distribution by Property Type

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
Property Type                  Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                  5,684   $1,184,590,459      67.34%    6.704%      642      $208,408      82.77%     71.38%    98.36%
PUD                            1,383      357,124,466      20.30     6.439       651       258,224      81.95      82.44     97.99
Condo                            631      138,652,256       7.88     6.438       663       219,734      82.89      77.93     97.60
2-4 Family                       302       78,230,028       4.45     6.758       662       259,040      83.36      57.31     90.93
Modular                            4          615,499       0.03     7.505       566       153,875      77.29     100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         8,004   $1,759,212,709     100.00%    6.632%      647      $219,792      82.63%     73.52%    97.90%
===================================================================================================================================

                              Distribution by State

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
     State                     Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
CA                             2,179     $756,504,667      43.00%    6.180%      658      $347,180      80.21%     82.92%    97.85%
IL                               525      103,667,514       5.89     6.930       641       197,462      85.59      32.01     98.83
FL                               495       82,357,069       4.68     7.045       641       166,378      84.65      67.30     97.04
TX                               539       68,626,501       3.90     7.008       637       127,322      80.10      70.11     97.89
MI                               421       63,700,045       3.62     7.229       630       151,307      87.19      56.78     98.42
NY                               199       57,593,909       3.27     6.862       658       289,417      83.02      56.53     97.58
MN                               265       51,512,553       2.93     6.806       635       194,387      85.34      75.54     95.24
GA                               277       48,270,253       2.74     6.871       637       174,261      85.53      77.07     97.61
OH                               381       47,165,492       2.68     7.205       629       123,794      86.86      57.21     97.93
CO                               212       44,306,866       2.52     6.644       637       208,995      82.62      81.79     97.35
Other                          2,511      435,507,839      24.76     6.979       636       173,440      84.36      73.79     98.28
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         8,004   $1,759,212,709     100.00%    6.632%      647      $219,792      82.63%     73.52%    97.90%
===================================================================================================================================

                               Distribution by Zip

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
      Zip                      Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
91913                             23      $11,250,199       0.64%    5.828%      694      $489,139      79.11%     90.57%    96.59%
92563                             18        6,437,128       0.37     6.406       643       357,618      81.11      92.57     89.05
92336                             17        6,249,563       0.36     6.284       643       367,621      82.13      90.17    100.00
91915                             13        6,155,605       0.35     6.237       667       473,508      78.92      69.25    100.00
92592                             14        5,827,500       0.33     6.110       659       416,250      81.25      93.14    100.00
92562                             11        5,099,911       0.29     5.711       671       463,628      79.46      77.31    100.00
95687                             16        5,013,660       0.28     6.295       658       313,354      81.85      87.72     96.64
92078                             10        4,908,550       0.28     6.139       667       490,855      81.68      79.81    100.00
92879                             12        4,505,149       0.26     5.915       660       375,429      82.13      57.53    100.00
92555                             15        4,343,731       0.25     6.293       645       289,582      83.32      73.30    100.00
Other                          7,855    1,699,421,712      96.60     6.650       646       216,349      82.70      73.20     97.90
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         8,004   $1,759,212,709     100.00%    6.632%      647      $219,792      82.63%     73.52%    97.90%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  Distribution by Remaining Months to Maturity

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
   Remaining                                             Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
   Months To                 Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
    Maturity                   Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1 - 180                          145      $13,090,967       0.74%    7.251%      630       $90,283      73.69%     41.94%   100.00%
181 - 240                          6          505,281       0.03     7.448       637        84,214      83.81      47.83    100.00
241 - 360                      7,853    1,745,616,461      99.23     6.627       647       222,287      82.70      73.77     97.88
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         8,004   $1,759,212,709     100.00%    6.632%      647      $219,792      82.63%     73.52%    97.90%
===================================================================================================================================

                        Distribution by Amortization Type

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
Amortization Type              Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1 YR LIBOR ARM                    10       $3,073,677       0.17%    7.050%      631      $307,368      87.93%     17.07%   100.00%
15 YEAR FXD IO                     3          459,097       0.03     7.289       626       153,032      75.15     100.00    100.00
15yr Fxd                         140       12,202,155       0.69     7.252       630        87,158      73.04      41.23    100.00
2 YR IO                        3,025      810,368,459      46.06     6.345       650       267,890      82.12      90.45     97.16
2 YR LIBOR ARM                 2,042      363,559,675      20.67     7.234       629       178,041      85.24      40.50     99.04
20yr Fxd                           6          505,281       0.03     7.448       637        84,214      83.81      47.83    100.00
3 YR IO                          813      185,193,776      10.53     6.343       654       227,791      82.02      90.99     96.92
3 YR LIBOR ARM                   461       90,246,168       5.13     6.968       642       195,762      84.86      43.77     99.39
30 YEAR FXD IO                   116       24,965,277       1.42     6.882       659       215,218      81.93      95.07     97.12
30yr Fxd                         847      131,758,531       7.49     7.271       644       155,559      81.31      45.28     99.50
30/15 Bln                          1          137,214       0.01     7.875       619       137,214      91.67       0.00    100.00
30/15 BLN IO                       1          292,500       0.02     6.875       666       292,500      90.00       0.00    100.00
5 YR IO                          351       90,571,563       5.15     6.168       676       258,039      79.75      94.45     98.53
5 YR LIBOR ARM                    79       16,868,716       0.96     6.756       659       213,528      79.17      36.64     96.93
6 Month LIBOR                      5        1,900,126       0.11     5.891       665       380,025      82.99      28.76    100.00
6 Month LIBOR IO                 104       27,110,492       1.54     5.795       645       260,678      82.64      85.85     96.06
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         8,004   $1,759,212,709     100.00%    6.632%      647      $219,792      82.63%     73.52%    97.90%
===================================================================================================================================

                      Distribution by Initial Periodic Cap

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
    Initial                  Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
  Periodic Cap                 Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00%                     109      $29,010,618       1.65%    5.801%      646      $266,152      82.66%     82.11%    96.32%
1.51 - 2.00%                      10        3,073,677       0.17     7.050       631       307,368      87.93      17.07    100.00
2.51 - 3.00%                   6,771    1,556,808,358      88.49     6.583       647       229,923      82.82      75.79     97.78
N/A                            1,114      170,320,056       9.68     7.213       645       152,891      80.82      52.33     99.19
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         8,004   $1,759,212,709     100.00%    6.632%      647      $219,792      82.63%     73.52%    97.90%
===================================================================================================================================

                          Distribution by Periodic Cap

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
  Periodic Cap                 Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00%                   6,890   $1,588,892,653      90.32%    6.569%      647      $230,609      82.83%     75.80%    97.76%
N/A                            1,114      170,320,056       9.68     7.213       645       152,891      80.82      52.33     99.19
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         8,004   $1,759,212,709     100.00%    6.632%      647      $219,792      82.63%     73.52%    97.90%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Months to Rate Reset

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
   Months To                 Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
   Rate Reset                  Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1-12                             121      $32,697,210       1.86%    5.925%      644      $270,225      83.14%     76.33%    96.74%
13 - 24                        5,065    1,173,417,508      66.70     6.620       644       231,672      83.07      75.02     97.74
25 - 36                        1,274      275,337,656      15.65     6.550       650       216,121      82.99      75.32     97.73
37 - 48                            1          263,884       0.02     5.250       683       263,884      80.00     100.00    100.00
49 & Above                       429      107,176,395       6.09     6.263       674       249,828      79.66      85.34     98.27
N/A                            1,114      170,320,056       9.68     7.213       645       152,891      80.82      52.33     99.19
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         8,004   $1,759,212,709     100.00%    6.632%      647      $219,792      82.63%     73.52%    97.90%
===================================================================================================================================

                        Distribution by Life Maximum Rate

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
Life Maximum Rate              Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
11.99% & Below                 1,639     $505,194,722      28.72%    5.625%      675      $308,234      79.18%     86.76%    99.49%
12.00 - 12.49%                 1,096      284,480,765      16.17     6.219       656       259,563      80.88      80.81     98.40
12.50 - 12.99%                 1,456      343,041,767      19.50     6.710       643       235,606      84.20      71.41     96.89
13.00 - 13.49%                   819      162,496,057       9.24     7.188       628       198,408      85.94      64.71     94.41
13.50 - 13.99%                   966      167,500,065       9.52     7.700       610       173,396      87.56      61.54     95.74
14.00 - 14.49%                   459       67,774,802       3.85     8.171       593       147,658      87.07      68.47     98.57
14.50 - 14.99%                   339       45,382,632       2.58     8.660       597       133,872      88.34      62.40     98.52
15.00 - 15.49%                    98       10,968,855       0.62     9.185       601       111,927      90.11      60.60    100.00
15.50 - 15.99%                    16        1,932,352       0.11     9.615       577       120,772      88.07      76.87    100.00
16.00% & Above                     2          120,637       0.01     10.067      584        60,318      95.38      46.21    100.00
N/A                            1,114      170,320,056       9.68     7.213       645       152,891      80.82      52.33     99.19
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         8,004   $1,759,212,709     100.00%    6.632%      647      $219,792      82.63%     73.52%    97.90%
===================================================================================================================================

                             Distribution by Margin

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
      Margin                   Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                  3,336     $904,067,799      51.39%    6.017%      664      $271,004      78.78%     83.18%    97.40%
5.00 - 5.49%                   1,348      295,654,937      16.81     6.841       637       219,329      86.53      67.75     97.05
5.50 - 5.99%                   1,151      222,947,454      12.67     7.339       624       193,699      89.07      62.41     98.65
6.00 - 6.49%                     668      108,485,573       6.17     7.835       607       162,404      90.00      64.68     99.86
6.50 - 6.99%                     303       47,372,015       2.69     8.360       601       156,343      89.99      72.03     99.54
7.00% & Above                     84       10,364,874       0.59     9.007       575       123,391      88.65      82.83    100.00
N/A                            1,114      170,320,056       9.68     7.213       645       152,891      80.82      52.33     99.19
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         8,004   $1,759,212,709     100.00%    6.632%      647      $219,792      82.63%     73.52%    97.90%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                 The Mortgage Loans - Fixed Rate Collateral (1)

Scheduled Principal Balance:                                       $170,320,056
Number of Mortgage Loans:                                                 1,114
Average Scheduled Principal Balance:                                   $152,891
Weighted Average Gross Coupon:                                           7.213%
Weighted Average Net Coupon: (2)                                         6.703%
Weighted Average Current FICO Score:                                        645
Weighted Average Original LTV Ratio:                                     80.82%
Weighted Average Combined Original LTV Ratio:                            80.82%
Weighted Average Stated Remaining Term (months):                            343
Weighted Average Seasoning (months):                                          3

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.

                    Distribution by Current Principal Balance

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
  Current Principal          Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
       Balance                 Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$1 - $50,000                      86       $3,533,589       2.07%    8.152%      604       $41,088      73.76%     67.62%    93.72%
$50,001 - $75,000                182       11,603,470       6.81     7.867       618        63,755      77.87      66.61     96.88
$75,001 - $100,000               169       14,799,669       8.69     7.649       622        87,572      81.25      55.61     98.36
$100,001 - $125,000              146       16,479,274       9.68     7.525       624       112,872      80.60      53.01     98.69
$125,001 - $150,000              131       17,924,315      10.52     7.568       634       136,827      82.31      35.97     99.25
$150,001 - $200,000              186       32,025,524      18.80     7.349       636       172,180      80.92      44.95    100.00
$200,001 - $250,000               70       15,630,778       9.18     7.093       646       223,297      83.20      49.97     98.69
$250,001 - $300,000               41       11,200,655       6.58     7.064       651       273,187      85.23      37.09    100.00
$300,001 - $350,000               20        6,521,202       3.83     6.850       666       326,060      82.15      45.10    100.00
$350,001 - $400,000               27        9,975,535       5.86     6.968       666       369,464      83.88      40.27    100.00
$400,001 & Above                  56       30,626,045      17.98     6.399       685       546,894      77.58      72.75    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,114     $170,320,056     100.00%    7.213%      645      $152,891      80.82%     52.33%    99.19%
===================================================================================================================================

                          Distribution by Current Rate

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
   Current Rate                Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                      1         $537,388       0.32%    4.999%      789      $537,388      64.29%    100.00%   100.00%
5.00 - 5.49%                       4        2,314,225       1.36     5.187       739       578,556      66.54     100.00    100.00
5.50 - 5.99%                      31        8,531,625       5.01     5.865       691       275,214      73.56      76.04    100.00
6.00 - 6.49%                      83       20,092,720      11.80     6.261       675       242,081      77.20      47.31    100.00
6.50 - 6.99%                     232       45,662,798      26.81     6.766       661       196,822      78.68      48.54     99.78
7.00 - 7.49%                     191       30,031,904      17.63     7.197       641       157,235      80.31      48.93     99.62
7.50 - 7.99%                     254       32,073,411      18.83     7.718       626       126,273      83.89      49.10     98.07
8.00 - 8.49%                     137       14,287,993       8.39     8.167       609       104,292      85.74      60.01     98.48
8.50 - 8.99%                     127       12,103,710       7.11     8.672       603        95,305      88.04      51.44     97.59
9.00% & Above                     54        4,684,281       2.75     9.315       586        86,746      88.01      61.46     99.18
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,114     $170,320,056     100.00%    7.213%      645      $152,891      80.82%     52.33%    99.19%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Credit Score

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
  Credit Score                 Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above                       41       $9,447,324       5.55%    6.276%      759      $230,423      78.32%     63.93%    98.48%
720 - 739                         22        3,574,511       2.10     6.847       726       162,478      83.71      35.54     98.56
700 - 719                         64       14,201,512       8.34     6.823       708       221,899      84.04      54.60     99.05
680 - 699                         77       16,846,442       9.89     6.818       687       218,785      83.36      51.06     99.40
660 - 679                        121       23,011,382      13.51     6.839       669       190,177      83.16      42.95     99.53
640 - 659                        189       30,866,520      18.12     7.060       649       163,315      82.52      46.17     98.75
620 - 639                        159       23,572,664      13.84     7.413       629       148,256      82.89      40.30     99.24
600 - 619                        108       13,293,266       7.80     7.696       610       123,086      84.41      36.33    100.00
580 - 599                         49        5,715,922       3.36     7.587       589       116,651      73.55      36.41     98.08
560 - 579                        176       18,937,363      11.12     7.874       570       107,599      73.95      80.10     99.13
540 - 559                        108       10,853,150       6.37     8.118       549       100,492      71.02      89.86    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,114     $170,320,056     100.00%    7.213%      645      $152,891      80.82%     52.33%    99.19%
===================================================================================================================================

                              Distribution by Lien

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
      Lien                     Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First Lien                     1,114     $170,320,056     100.00%    7.213%      645      $152,891      80.82%     52.33%    99.19%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,114     $170,320,056     100.00%    7.213%      645      $152,891      80.82%     52.33%    99.19%
===================================================================================================================================

                      Distribution by Combined Original LTV

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
     Combined                Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
   Original LTV                Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00%                    112      $14,876,547       8.73%    6.823%      629      $132,826      50.37%     50.38%    99.21%
60.01 - 70.00%                    92       13,668,980       8.03     7.046       620       148,576      65.48      61.96     98.90
70.01 - 80.00%                   413       67,060,367      39.37     6.926       647       162,374      78.47      68.85     99.45
80.01 - 85.00%                    89       13,032,469       7.65     7.355       635       146,432      84.12      41.47     99.06
85.01 - 90.00%                   166       25,180,396      14.78     7.473       638       151,689      89.49      33.89     97.54
90.01 - 95.00%                   155       23,796,949      13.97     7.497       670       153,529      94.31      53.15    100.00
95.01 - 100.00%                   87       12,704,347       7.46     8.168       662       146,027      99.56       3.19    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,114     $170,320,056     100.00%    7.213%      645      $152,891      80.82%     52.33%    99.19%
===================================================================================================================================

                          Distribution by Original LTV

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
   Original LTV                Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00%                    112      $14,876,547       8.73%    6.823%      629      $132,826      50.37%     50.38%    99.21%
60.01 - 70.00%                    92       13,668,980       8.03     7.046       620       148,576      65.48      61.96     98.90
70.01 - 80.00%                   413       67,060,367      39.37     6.926       647       162,374      78.47      68.85     99.45
80.01 - 85.00%                    89       13,032,469       7.65     7.355       635       146,432      84.12      41.47     99.06
85.01 - 90.00%                   166       25,180,396      14.78     7.473       638       151,689      89.49      33.89     97.54
90.01 - 95.00%                   155       23,796,949      13.97     7.497       670       153,529      94.31      53.15    100.00
95.01 - 100.00%                   87       12,704,347       7.46     8.168       662       146,027      99.56       3.19    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,114     $170,320,056     100.00%    7.213%      645      $152,891      80.82%     52.33%    99.19%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Documentation

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
       Documentation           Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation               593      $89,131,866      52.33%    7.186%      638      $150,307      78.72%    100.00%    98.66%
No Income Verification           480       72,047,507      42.30     7.284       650       150,099      83.00       0.00     99.74
Stated Plus Documentation         33        6,877,084       4.04     7.014       677       208,396      87.74       0.00    100.00
Limited Income Verification        8        2,263,599       1.33     6.601       648       282,950      73.18       0.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,114     $170,320,056     100.00%    7.213%      645      $152,891      80.82%     52.33%    99.19%
===================================================================================================================================

                             Distribution by Purpose

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
     Purpose                   Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance                684     $100,234,233      58.85%    7.286%      638      $146,541      79.52%     51.16%    99.46%
Purchase                         220       41,078,024      24.12     6.991       665       186,718      83.04      80.81     97.95
Refinance                        210       29,007,799      17.03     7.274       641       138,132      82.18      16.06    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,114     $170,320,056     100.00%    7.213%      645      $152,891      80.82%     52.33%    99.19%
===================================================================================================================================

                            Distribution by Occupancy

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
       Occupancy               Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                 1,095     $168,939,099      99.19%    7.207%      645      $154,282      80.82%     52.05%   100.00%
Non-owner Occupied                19        1,380,957       0.81     7.918       656        72,682      80.82      86.51      0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,114     $170,320,056     100.00%    7.213%      645      $152,891      80.82%     52.33%    99.19%
===================================================================================================================================

                          Distribution by Property Type

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
Property Type                  Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                    901     $135,280,710      79.43%    7.238%      645      $150,145      80.89%     51.65%    99.73%
PUD                              131       21,107,161      12.39     7.041       643       161,123      79.80      63.01     98.23
2-4 Family                        42        8,470,907       4.97     7.139       652       201,688      82.42      37.87     92.43
Condo                             40        5,461,279       3.21     7.363       635       136,532      80.58      50.49    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,114     $170,320,056     100.00%    7.213%      645      $152,891      80.82%     52.33%    99.19%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by State

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
     State                     Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
CA                               130      $37,845,963      22.22%    6.580%      662      $291,123      74.42%     68.43%   100.00%
TX                               248       26,231,120      15.40     7.386       634       105,771      79.30      68.12     98.56
IL                               112       19,166,979      11.25     7.058       651       171,134      83.82      20.03     98.93
NY                                46       10,780,943       6.33     7.055       648       234,368      78.93      42.98     99.17
FL                                63        9,018,783       5.30     7.520       631       143,155      78.91      53.78     97.78
OH                                81        8,478,175       4.98     7.690       635       104,669      86.72      36.19     99.08
GA                                30        4,074,993       2.39     7.419       647       135,833      86.42      64.76     97.92
PA                                36        3,849,153       2.26     7.821       615       106,921      83.33      49.79     97.91
OR                                20        3,718,717       2.18     7.057       661       185,936      80.13      48.97    100.00
MO                                33        3,682,371       2.16     7.874       622       111,587      83.59      44.29    100.00
Other                            315       43,472,858      25.52     7.494       642       138,009      84.78      48.23     99.39
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,114     $170,320,056     100.00%    7.213%      645      $152,891      80.82%     52.33%    99.19%
===================================================================================================================================

                               Distribution by Zip

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
      Zip                      Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
92508                              2       $1,142,497       0.67%    6.793%      700      $571,248      77.07%     76.37%   100.00%
92336                              3        1,062,321       0.62     7.102       652       354,107      85.49      42.17    100.00
33016                              3          867,201       0.51     7.145       637       289,067      73.49     100.00    100.00
92503                              3          786,595       0.46     6.083       704       262,198      72.34      80.41    100.00
95687                              2          764,535       0.45     7.118       716       382,267      94.51      49.18    100.00
78734                              3          763,094       0.45     6.815       670       254,365      79.51      67.98    100.00
94403                              1          760,000       0.45     6.250       685       760,000      80.00     100.00    100.00
90254                              1          757,296       0.44     6.625       686       757,296      80.00     100.00    100.00
60047                              2          723,016       0.42     7.314       649       361,508      90.06       0.00    100.00
11770                              1          702,610       0.41     6.875       705       702,610      61.30     100.00    100.00
Other                          1,093      161,990,891      95.11     7.233       643       148,208      80.89      51.36     99.15
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,114     $170,320,056     100.00%    7.213%      645      $152,891      80.82%     52.33%    99.19%
===================================================================================================================================

                  Distribution by Remaining Months to Maturity

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
   Remaining                                             Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
   Months To                 Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
    Maturity                   Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1 - 180                          145      $13,090,967       7.69%    7.251%      630       $90,283      73.69%     41.94%   100.00%
181 - 240                          6          505,281       0.30     7.448       637        84,214      83.81      47.83    100.00
241 - 360                        963      156,723,808      92.02     7.209       646       162,745      81.41      53.21     99.12
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,114     $170,320,056     100.00%    7.213%      645      $152,891      80.82%     52.33%    99.19%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution by Amortization Type

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
Amortization Type              Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
15 YEAR FXD IO                     3         $459,097       0.27%    7.289%      626      $153,032      75.15%    100.00%   100.00%
15yr Fxd                         140       12,202,155       7.16     7.252       630        87,158      73.04      41.23    100.00
20yr Fxd                           6          505,281       0.30     7.448       637        84,214      83.81      47.83    100.00
30 YEAR FXD IO                   116       24,965,277      14.66     6.882       659       215,218      81.93      95.07     97.12
30yr Fxd                         847      131,758,531      77.36     7.271       644       155,559      81.31      45.28     99.50
30/15 Bln                          1          137,214       0.08     7.875       619       137,214      91.67       0.00    100.00
30/15 BLN IO                       1          292,500       0.17     6.875       666       292,500      90.00       0.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,114     $170,320,056     100.00%    7.213%      645      $152,891      80.82%     52.33%    99.19%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - ARM Collateral (1)

Scheduled Principal Balance:                                     $1,588,892,653
Number of Mortgage Loans:                                                 6,890
Average Scheduled Principal Balance:                                   $230,608
Weighted Average Gross Coupon:                                           6.569%
Weighted Average Net Coupon: (2)                                         6.059%
Weighted Average Current FICO Score:                                        647
Weighted Average Original LTV Ratio:                                     82.83%
Weighted Average Combined Original LTV Ratio:                            82.83%
Weighted Average Stated Remaining Term (months):                            357
Weighted Average Seasoning(months):                                           3
Weighted Average Months to Roll: (3)                                         25
Weighted Average Gross Margin: (3)                                        4.77%
Weighted Average Initial Rate Cap: (3)                                    2.96%
Weighted Average Periodic Rate Cap: (3)                                   1.00%
Weighted Average Gross Maximum Lifetime Rate: (3)                        12.57%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.

(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

                    Distribution by Current Principal Balance

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
  Current Principal          Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
       Balance                 Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$1 - $50,000                     104       $4,314,851       0.27%    7.951%      592       $41,489      78.69%     82.56%    89.75%
$50,001 - $75,000                374       23,931,165       1.51     7.736       604        63,987      80.64      76.41     93.87
$75,001 - $100,000               548       48,391,141       3.05     7.351       618        88,305      82.79      75.64     96.14
$100,001 - $125,000              725       82,056,501       5.16     7.015       630       113,181      83.09      76.38     96.41
$125,001 - $150,000              708       97,632,397       6.14     7.059       633       137,899      84.37      70.43     96.86
$150,001 - $200,000            1,322      230,705,122      14.52     6.834       635       174,512      84.04      70.69     97.24
$200,001 - $250,000              855      192,029,912      12.09     6.620       640       224,596      83.33      76.71     97.78
$250,001 - $300,000              645      176,929,203      11.14     6.538       645       274,309      83.72      70.28     96.75
$300,001 - $350,000              377      122,410,391       7.70     6.545       643       324,696      83.91      75.99     97.10
$350,001 - $400,000              338      126,851,935       7.98     6.330       653       375,302      83.45      72.39     97.92
$400,001 & Above                 894      483,640,035      30.44     6.181       667       540,984      81.09      81.64     99.32
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         6,890   $1,588,892,653     100.00%    6.569%      647      $230,609      82.83%     75.80%    97.76%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
   Current Rate                Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                     81      $26,477,424       1.67%    4.833%      706      $326,882      79.04%     95.09%   100.00%
5.00 - 5.49%                     304       95,419,574       6.01     5.258       681       313,880      79.11      90.54     99.77
5.50 - 5.99%                   1,251      382,568,118      24.08     5.769       672       305,810      79.18      85.38     99.39
6.00 - 6.49%                   1,098      285,084,383      17.94     6.219       656       259,640      80.89      80.76     98.40
6.50 - 6.99%                   1,456      343,041,767      21.59     6.710       643       235,606      84.20      71.41     96.89
7.00 - 7.49%                     819      162,252,057      10.21     7.190       628       198,110      85.95      64.66     94.40
7.50 - 7.99%                     967      167,870,053      10.57     7.700       610       173,599      87.58      61.40     95.75
8.00 - 8.49%                     459       67,774,802       4.27     8.171       593       147,658      87.07      68.47     98.57
8.50 - 8.99%                     339       45,382,632       2.86     8.660       597       133,872      88.34      62.40     98.52
9.00% & Above                    116       13,021,844       0.82     9.257       597       112,257      89.86      62.88    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         6,890   $1,588,892,653     100.00%    6.569%      647      $230,609      82.83%     75.80%    97.76%
===================================================================================================================================

                          Distribution by Credit Score

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
  Credit Score                 Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above                      306      $87,221,444       5.49%    6.066%      763      $285,037      83.45%     72.63%    92.82%
720 - 739                        206       59,803,432       3.76     6.116       728       290,308      83.23      72.34     92.46
700 - 719                        397      109,410,431       6.89     6.186       708       275,593      83.52      69.15     95.14
680 - 699                        591      165,832,699      10.44     6.180       689       280,597      83.39      74.76     97.14
660 - 679                        708      184,502,364      11.61     6.245       669       260,597      83.30      70.82     97.28
640 - 659                        975      246,757,063      15.53     6.394       649       253,084      83.09      74.92     97.87
620 - 639                      1,144      267,532,478      16.84     6.540       629       233,857      84.55      74.28     99.58
600 - 619                        940      201,247,080      12.67     6.537       609       214,093      81.88      79.67     99.74
580 - 599                        275       60,062,874       3.78     7.422       590       218,410      83.84      72.40     98.74
560 - 579                        813      130,844,351       8.23     7.619       570       160,940      80.24      83.94     98.37
540 - 559                        534       75,594,909       4.76     7.978       549       141,563      77.68      92.73    100.00
520 - 539                          1           83,528       0.01     6.500       529        83,528      80.00     100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         6,890   $1,588,892,653     100.00%    6.569%      647      $230,609      82.83%     75.80%    97.76%
===================================================================================================================================

                              Distribution by Lien

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
      Lien                     Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First Lien                     6,890   $1,588,892,653     100.00%    6.569%      647      $230,609      82.83%     75.80%    97.76%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         6,890   $1,588,892,653     100.00%    6.569%      647      $230,609      82.83%     75.80%    97.76%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Combined Original LTV

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
     Combined                Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
   Original LTV                Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00%                    174      $36,630,229       2.31%    6.598%      620      $210,519      51.76%     57.34%    98.28%
60.01 - 70.00%                   268       66,784,062       4.20     6.497       624       249,194      66.73      69.82     97.08
70.01 - 80.00%                 3,363      829,159,897      52.18     6.124       655       246,554      79.33      88.71     99.23
80.01 - 85.00%                   805      160,056,257      10.07     7.036       612       198,828      84.30      71.47     96.28
85.01 - 90.00%                 1,167      262,408,751      16.52     7.085       636       224,858      89.63      69.79     92.12
90.01 - 95.00%                   767      168,860,864      10.63     7.049       659       220,158      94.59      61.12    100.00
95.01 - 100.00%                  346       64,992,592       4.09     7.837       677       187,840      99.82       0.63    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         6,890   $1,588,892,653     100.00%    6.569%      647      $230,609      82.83%     75.80%    97.76%
===================================================================================================================================

                          Distribution by Original LTV

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
   Original LTV                Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00%                    174      $36,630,229       2.31%    6.598%      620      $210,519      51.76%     57.34%    98.28%
60.01 - 70.00%                   268       66,784,062       4.20     6.497       624       249,194      66.73      69.82     97.08
70.01 - 80.00%                 3,363      829,159,897      52.18     6.124       655       246,554      79.33      88.71     99.23
80.01 - 85.00%                   805      160,056,257      10.07     7.036       612       198,828      84.30      71.47     96.28
85.01 - 90.00%                 1,167      262,408,751      16.52     7.085       636       224,858      89.63      69.79     92.12
90.01 - 95.00%                   767      168,860,864      10.63     7.049       659       220,158      94.59      61.12    100.00
95.01 - 100.00%                  346       64,992,592       4.09     7.837       677       187,840      99.82       0.63    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         6,890   $1,588,892,653     100.00%    6.569%      647      $230,609      82.83%     75.80%    97.76%
===================================================================================================================================

                          Distribution by Documentation

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
       Documentation           Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation             5,134   $1,204,313,349      75.80%    6.460%      644      $234,576      81.87%    100.00%    97.24%
No Income Verification         1,314      251,041,849      15.80     7.104       645       191,052      86.28       0.00     99.21
Stated Plus Documentation        363      115,097,932       7.24     6.548       676       317,074      85.29       0.00    100.00
Limited Income Verification       78       18,319,911       1.15     6.572       669       234,871      83.25       0.00     97.86
No Documentation                   1          119,612       0.01     8.250       700       119,612      80.00       0.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         6,890   $1,588,892,653     100.00%    6.569%      647      $230,609      82.83%     75.80%    97.76%
===================================================================================================================================

                             Distribution by Purpose

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
     Purpose                   Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                       3,602     $894,619,551      56.30%    6.294%      662      $248,367      82.66%     86.66%    96.96%
Cashout Refinance              2,732      584,097,694      36.76     6.927       626       213,799      82.88      65.73     98.83
Refinance                        556      110,175,408       6.93     6.914       630       198,157      83.92      40.94     98.53
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         6,890   $1,588,892,653     100.00%    6.569%      647      $230,609      82.83%     75.80%    97.76%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Occupancy

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
       Occupancy               Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                 6,683   $1,553,256,092      97.76%    6.560%      646      $232,419      82.77%     75.39%   100.00%
Non-owner Occupied               207       35,636,561       2.24     6.987       690       172,157      85.27      93.33      0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         6,890   $1,588,892,653     100.00%    6.569%      647      $230,609      82.83%     75.80%    97.76%
===================================================================================================================================

                          Distribution by Property Type

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
Property Type                  Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                  4,783   $1,049,309,750      66.04%    6.635%      642      $219,383      83.01%     73.92%    98.19%
PUD                            1,252      336,017,305      21.15     6.401       652       268,384      82.09      83.67     97.97
Condo                            591      133,190,977       8.38     6.400       664       225,365      82.99      79.06     97.50
2-4 Family                       260       69,759,122       4.39     6.711       663       268,304      83.48      59.68     90.75
Modular                            4          615,499       0.04     7.505       566       153,875      77.29     100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         6,890   $1,588,892,653     100.00%    6.569%      647      $230,609      82.83%     75.80%    97.76%
===================================================================================================================================

                              Distribution by State

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
     State                     Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
CA                             2,049     $718,658,704      45.23%    6.159%      658      $350,736      80.51%     83.68%    97.74%
IL                               413       84,500,536       5.32     6.901       638       204,602      85.99      34.73     98.81
FL                               432       73,338,286       4.62     6.987       642       169,765      85.36      68.96     96.95
MI                               384       60,193,559       3.79     7.196       629       156,754      87.21      58.33     98.32
MN                               257       49,782,852       3.13     6.797       634       193,708      85.33      76.01     95.08
NY                               153       46,812,966       2.95     6.817       661       305,967      83.96      59.65     97.22
GA                               247       44,195,259       2.78     6.821       636       178,928      85.44      78.21     97.58
CO                               204       42,919,877       2.70     6.617       637       210,392      82.38      84.19     97.50
TX                               291       42,395,381       2.67     6.774       638       145,689      80.59      71.35     97.48
MD                               163       39,383,168       2.48     6.625       640       241,615      81.90      88.40     98.79
Other                          2,297      386,712,065      24.34     6.961       635       168,355      84.92      74.05     98.01
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         6,890   $1,588,892,653     100.00%    6.569%      647      $230,609      82.83%     75.80%    97.76%
===================================================================================================================================

                               Distribution by Zip

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
      Zip                      Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
91913                             22      $10,600,199       0.67%    5.794%      697      $481,827      79.39%     89.99%    96.38%
92563                             18        6,437,128       0.41     6.406       643       357,618      81.11      92.57     89.05
91915                             13        6,155,605       0.39     6.237       667       473,508      78.92      69.25    100.00
92592                             14        5,827,500       0.37     6.110       659       416,250      81.25      93.14    100.00
92336                             14        5,187,242       0.33     6.117       641       370,517      81.44     100.00    100.00
92562                             11        5,099,911       0.32     5.711       671       463,628      79.46      77.31    100.00
92078                             10        4,908,550       0.31     6.139       667       490,855      81.68      79.81    100.00
92555                             15        4,343,731       0.27     6.293       645       289,582      83.32      73.30    100.00
92879                             11        4,273,570       0.27     5.884       661       388,506      83.43      60.65    100.00
95687                             14        4,249,125       0.27     6.147       648       303,509      79.57      94.65     96.04
Other                          6,748    1,531,810,091      96.41     6.588       646       227,002      82.91      75.48     97.76
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         6,890   $1,588,892,653     100.00%    6.569%      647      $230,609      82.83%     75.80%    97.76%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  Distribution by Remaining Months to Maturity

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
   Remaining                                             Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
   Months To                 Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
    Maturity                   Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
241 - 360                      6,890   $1,588,892,653     100.00%    6.569%      647      $230,609      82.83%     75.80%    97.76%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         6,890   $1,588,892,653     100.00%    6.569%      647      $230,609      82.83%     75.80%    97.76%
===================================================================================================================================

                        Distribution by Amortization Type

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
Amortization Type              Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1 YR LIBOR ARM                    10       $3,073,677       0.19%    7.050%      631      $307,368      87.93%     17.07%   100.00%
2 YR IO                        3,025      810,368,459      51.00     6.345       650       267,890      82.12      90.45     97.16
2 YR LIBOR ARM                 2,042      363,559,675      22.88     7.234       629       178,041      85.24      40.50     99.04
3 YR IO                          813      185,193,776      11.66     6.343       654       227,791      82.02      90.99     96.92
3 YR LIBOR ARM                   461       90,246,168       5.68     6.968       642       195,762      84.86      43.77     99.39
5 YR IO                          351       90,571,563       5.70     6.168       676       258,039      79.75      94.45     98.53
5 YR LIBOR ARM                    79       16,868,716       1.06     6.756       659       213,528      79.17      36.64     96.93
6 Month LIBOR                      5        1,900,126       0.12     5.891       665       380,025      82.99      28.76    100.00
6 Month LIBOR IO                 104       27,110,492       1.71     5.795       645       260,678      82.64      85.85     96.06
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         6,890   $1,588,892,653     100.00%    6.569%      647      $230,609      82.83%     75.80%    97.76%
===================================================================================================================================

                      Distribution by Initial Periodic Cap

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
    Initial                  Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
  Periodic Cap                 Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00%                     109      $29,010,618       1.83%    5.801%      646      $266,152      82.66%     82.11%    96.32%
1.51 - 2.00%                      10        3,073,677       0.19     7.050       631       307,368      87.93      17.07    100.00
2.51 - 3.00%                   6,771    1,556,808,358      97.98     6.583       647       229,923      82.82      75.79     97.78
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         6,890   $1,588,892,653     100.00%    6.569%      647      $230,609      82.83%     75.80%    97.76%
===================================================================================================================================

                          Distribution by Periodic Cap

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
  Periodic Cap                 Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00%                   6,890   $1,588,892,653     100.00%    6.569%      647      $230,609      82.83%     75.80%    97.76%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         6,890   $1,588,892,653     100.00%    6.569%      647      $230,609      82.83%     75.80%    97.76%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Months to Rate Reset

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
   Months To                 Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
   Rate Reset                  Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1-12                             121      $32,697,210       2.06%    5.925%      644      $270,225      83.14%     76.33%    96.74%
13 - 24                        5,065    1,173,417,508      73.85     6.620       644       231,672      83.07      75.02     97.74
25 - 36                        1,274      275,337,656      17.33     6.550       650       216,121      82.99      75.32     97.73
37 - 48                            1          263,884       0.02     5.250       683       263,884      80.00     100.00    100.00
49 & Above                       429      107,176,395       6.75     6.263       674       249,828      79.66      85.34     98.27
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         6,890   $1,588,892,653     100.00%    6.569%      647      $230,609      82.83%     75.80%    97.76%
===================================================================================================================================

                        Distribution by Life Maximum Rate

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
Life Maximum Rate              Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
11.99% & Below                 1,639     $505,194,722      31.80%    5.625%      675      $308,234      79.18%     86.76%    99.49%
12.00 - 12.49%                 1,096      284,480,765      17.90     6.219       656       259,563      80.88      80.81     98.40
12.50 - 12.99%                 1,456      343,041,767      21.59     6.710       643       235,606      84.20      71.41     96.89
13.00 - 13.49%                   819      162,496,057      10.23     7.188       628       198,408      85.94      64.71     94.41
13.50 - 13.99%                   966      167,500,065      10.54     7.700       610       173,396      87.56      61.54     95.74
14.00 - 14.49%                   459       67,774,802       4.27     8.171       593       147,658      87.07      68.47     98.57
14.50 - 14.99%                   339       45,382,632       2.86     8.660       597       133,872      88.34      62.40     98.52
15.00 - 15.49%                    98       10,968,855       0.69     9.185       601       111,927      90.11      60.60    100.00
15.50 - 15.99%                    16        1,932,352       0.12     9.615       577       120,772      88.07      76.87    100.00
16.00% & Above                     2          120,637       0.01     10.067      584        60,318      95.38      46.21    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         6,890   $1,588,892,653     100.00%    6.569%      647      $230,609      82.83%     75.80%    97.76%
===================================================================================================================================

                             Distribution by Margin

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
      Margin                   Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                  3,336     $904,067,799      56.90%    6.017%      664      $271,004      78.78%     83.18%    97.40%
5.00 - 5.49%                   1,348      295,654,937      18.61     6.841       637       219,329      86.53      67.75     97.05
5.50 - 5.99%                   1,151      222,947,454      14.03     7.339       624       193,699      89.07      62.41     98.65
6.00 - 6.49%                     668      108,485,573       6.83     7.835       607       162,404      90.00      64.68     99.86
6.50 - 6.99%                     303       47,372,015       2.98     8.360       601       156,343      89.99      72.03     99.54
7.00% & Above                     84       10,364,874       0.65     9.007       575       123,391      88.65      82.83    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         6,890   $1,588,892,653     100.00%    6.569%      647      $230,609      82.83%     75.80%    97.76%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   Group I Mortgage Loans - All Collateral(1)

Scheduled Principal Balance:                                       $999,999,866
Number of Mortgage Loans:                                                 5,655
Average Scheduled Principal Balance:                                   $176,835
Weighted Average Gross Coupon:                                           6.636%
Weighted Average Net Coupon: (2)                                         6.126%
Weighted Average Current FICO Score:                                        642
Weighted Average Original LTV Ratio:                                     82.80%
Weighted Average Combined Original LTV Ratio:                            82.80%
Weighted Average Stated Remaining Term (months):                            355
Weighted Average Seasoning(months):                                           3
Weighted Average Months to Roll: (3)                                         25
Weighted Average Gross Margin: (3)                                        4.81%
Weighted Average Initial Rate Cap: (3)                                    2.96%
Weighted Average Periodic Rate Cap: (3)                                   1.00%
Weighted Average Gross Maximum Lifetime Rate: (3)                        12.54%

(4) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(5) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.

(6) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

                    Distribution by Current Principal Balance

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
  Current Principal          Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
       Balance                 Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$1 - $50,000                     111       $4,699,648       0.47%    7.707%      605       $42,339      72.50%     73.07%    90.25%
$50,001 - $75,000                341       21,985,665       2.20     7.320       625        64,474      78.73      69.81     93.49
$75,001 - $100,000               523       46,316,973       4.63     7.059       632        88,560      81.79      70.95     96.53
$100,001 - $125,000              727       82,257,216       8.23     6.841       637       113,146      81.84      73.11     96.44
$125,001 - $150,000              692       95,482,396       9.55     6.874       640       137,980      83.17      65.93     96.80
$150,001 - $200,000            1,317      229,635,233      22.96     6.695       640       174,362      82.88      68.75     97.30
$200,001 - $250,000              848      190,721,007      19.07     6.506       644       224,907      82.87      74.51     97.66
$250,001 - $300,000              634      173,994,171      17.40     6.430       647       274,439      83.23      70.54     96.85
$300,001 - $350,000              368      119,554,324      11.96     6.423       647       324,876      83.38      74.91     97.29
$350,001 - $400,000               76       27,355,319       2.74     6.435       650       359,938      84.05      67.96     97.27
$400,001 & Above                  18        7,997,914       0.80     6.511       677       444,329      85.03      44.31     94.44
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         5,655     $999,999,866     100.00%    6.636%      642      $176,835      82.80%     70.92%    96.99%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
   Current Rate                Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                     50      $11,161,019       1.12%    4.821%      696      $223,220      78.08%     96.34%   100.00%
5.00 - 5.49%                     199       43,368,960       4.34     5.260       672       217,934      78.61      89.19     99.50
5.50 - 5.99%                     881      186,947,013      18.69     5.763       666       212,199      79.30      83.48     99.48
6.00 - 6.49%                     931      173,204,392      17.32     6.218       651       186,041      80.65      77.80     97.64
6.50 - 6.99%                   1,422      253,921,005      25.39     6.724       643       178,566      83.96      65.19     96.08
7.00 - 7.49%                     927      153,597,077      15.36     7.199       627       165,693      84.78      62.79     94.88
7.50 - 7.99%                   1,088      163,128,651      16.31     7.706       611       149,934      86.45      60.62     95.89
8.00 - 8.49%                      14        1,206,701       0.12     8.121       604        86,193      86.13      49.82    100.00
8.50 - 8.99%                      88        8,736,378       0.87     8.673       606        99,277      87.56      51.01     97.48
9.00% & Above                     55        4,728,670       0.47     9.306       585        85,976      87.87      62.78     99.19
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         5,655     $999,999,866     100.00%    6.636%      642      $176,835      82.80%     70.92%    96.99%
===================================================================================================================================

                          Distribution by Credit Score

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
  Credit Score                 Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above                      228      $41,759,080       4.18%    6.228%      764      $183,154      84.25%     68.29%    86.11%
720 - 739                        153       28,833,056       2.88     6.224       728       188,451      84.25      60.98     86.94
700 - 719                        326       61,729,541       6.17     6.304       709       189,354      84.69      63.93     93.34
680 - 699                        453       85,971,029       8.60     6.330       689       189,782      84.63      66.88     95.54
660 - 679                        630      116,158,176      11.62     6.409       669       184,378      84.28      63.86     96.50
640 - 659                        898      163,649,512      16.36     6.559       649       182,238      84.41      68.41     97.09
620 - 639                      1,026      186,957,621      18.70     6.591       629       182,220      84.04      71.42     99.42
600 - 619                        861      147,549,712      14.75     6.592       609       171,370      82.18      76.68     99.64
580 - 599                        201       35,196,596       3.52     7.272       590       175,107      81.71      60.33     97.65
560 - 579                        585       89,142,981       8.91     7.360       570       152,381      76.70      81.94     98.56
540 - 559                        293       42,969,033       4.30     7.637       549       146,652      74.19      90.58    100.00
520 - 539                          1           83,528       0.01     6.500       529        83,528      80.00     100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         5,655     $999,999,866     100.00%    6.636%      642      $176,835      82.80%     70.92%    96.99%
===================================================================================================================================

                              Distribution by Lien

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
      Lien                     Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First Lien                     5,655     $999,999,866     100.00%    6.636%      642      $176,835      82.80%     70.92%    96.99%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         5,655     $999,999,866     100.00%    6.636%      642      $176,835      82.80%     70.92%    96.99%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Combined Original LTV

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
     Combined                Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
   Original LTV                Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00%                    234      $33,671,353       3.37%    6.715%      617      $143,895      50.75%     46.71%    98.84%
60.01 - 70.00%                   260       40,948,391       4.09     6.798       603       157,494      66.06      58.80     95.81
70.01 - 80.00%                 2,756      489,839,313      48.98     6.247       645       177,736      79.35      86.13     99.00
80.01 - 85.00%                   584      105,089,035      10.51     6.880       619       179,947      84.22      65.16     95.85
85.01 - 90.00%                   865      160,725,555      16.07     7.000       643       185,810      89.59      62.53     88.36
90.01 - 95.00%                   709      126,410,598      12.64     7.097       658       178,294      94.52      61.55    100.00
95.01 - 100.00%                  247       43,315,621       4.33     7.541       676       175,367      99.75       1.51    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         5,655     $999,999,866     100.00%    6.636%      642      $176,835      82.80%     70.92%    96.99%
===================================================================================================================================

                          Distribution by Original LTV

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
   Original LTV                Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00%                    234      $33,671,353       3.37%    6.715%      617      $143,895      50.75%     46.71%    98.84%
60.01 - 70.00%                   260       40,948,391       4.09     6.798       603       157,494      66.06      58.80     95.81
70.01 - 80.00%                 2,756      489,839,313      48.98     6.247       645       177,736      79.35      86.13     99.00
80.01 - 85.00%                   584      105,089,035      10.51     6.880       619       179,947      84.22      65.16     95.85
85.01 - 90.00%                   865      160,725,555      16.07     7.000       643       185,810      89.59      62.53     88.36
90.01 - 95.00%                   709      126,410,598      12.64     7.097       658       178,294      94.52      61.55    100.00
95.01 - 100.00%                  247       43,315,621       4.33     7.541       676       175,367      99.75       1.51    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         5,655     $999,999,866     100.00%    6.636%      642      $176,835      82.80%     70.92%    96.99%
===================================================================================================================================

                          Distribution by Documentation

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
       Documentation           Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation             3,995     $709,154,601      70.92%    6.528%      639      $177,511      82.03%    100.00%    96.02%
No Income Verification         1,355      225,205,231      22.52     6.976       645       166,203      84.38       0.00     99.32
Stated Plus Documentation        252       55,151,974       5.52     6.668       674       218,857      86.27       0.00    100.00
Limited Income Verification       53       10,488,060       1.05     6.500       663       197,888      82.51       0.00     97.06
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         5,655     $999,999,866     100.00%    6.636%      642      $176,835      82.80%     70.92%    96.99%
===================================================================================================================================

                             Distribution by Purpose

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
     Purpose                   Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                       2,609     $477,876,612      47.79%    6.329%      656      $183,165      82.94%     88.60%    95.27%
Cashout Refinance              2,454      425,808,662      42.58     6.918       628       173,516      82.51      59.08     98.51
Refinance                        592       96,314,592       9.63     6.915       635       162,694      83.42      35.50     98.87
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         5,655     $999,999,866     100.00%    6.636%      642      $176,835      82.80%     70.92%    96.99%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Occupancy

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
       Occupancy               Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                 5,465     $969,941,381      96.99%    6.625%      641      $177,482      82.71%     70.20%   100.00%
Non-owner Occupied               190       30,058,485       3.01     6.986       691       158,203      85.66      93.91      0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         5,655     $999,999,866     100.00%    6.636%      642      $176,835      82.80%     70.92%    96.99%
===================================================================================================================================

                          Distribution by Property Type

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
Property Type                  Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                  3,975     $676,990,798      67.70%    6.699%      638      $170,312      82.90%     68.23%    97.55%
PUD                              949      176,082,848      17.61     6.497       644       185,546      82.60      82.17     97.07
Condo                            494       92,043,715       9.20     6.413       659       186,323      82.62      78.83     96.88
2-4 Family                       235       54,519,737       5.45     6.686       658       231,999      82.56      54.42     90.02
Modular                            2          362,768       0.04     6.754       570       181,384      77.47     100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         5,655     $999,999,866     100.00%    6.636%      642      $176,835      82.80%     70.92%    96.99%
===================================================================================================================================

                              Distribution by State

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
     State                     Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
CA                             1,272     $310,664,477      31.07%    6.262%      647      $244,233      79.83%     80.68%    95.90%
IL                               464       80,968,208       8.10     6.931       639       174,500      85.71      30.49     98.51
FL                               375       58,996,242       5.90     6.844       645       157,323      84.13      68.87     96.50
TX                               422       49,835,248       4.98     6.911       639       118,093      79.34      72.37     97.39
MI                               281       41,021,835       4.10     6.952       639       145,985      86.91      58.10     97.64
MN                               207       36,539,561       3.65     6.681       640       176,520      85.30      76.30     94.56
GA                               224       36,074,616       3.61     6.675       640       161,047      84.67      82.25     96.81
OH                               281       35,982,617       3.60     6.899       639       128,052      86.46      53.03     97.29
CO                               170       31,269,331       3.13     6.532       640       183,937      83.60      80.40     97.52
NV                               139       28,123,265       2.81     6.601       640       202,326      82.06      81.37     92.35
Other                          1,820      290,524,466      29.05     6.791       640       159,629      83.90      71.81     98.37
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         5,655     $999,999,866     100.00%    6.636%      642      $176,835      82.80%     70.92%    96.99%
===================================================================================================================================

                               Distribution by Zip

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
      Zip                      Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
92345                             19       $3,994,454       0.40%    6.272%      650      $210,234      81.90%     89.70%   100.00%
92555                             13        3,582,631       0.36     6.155       646       275,587      82.95      67.63    100.00
92376                             15        3,288,715       0.33     6.380       631       219,248      79.72      88.29     94.12
89123                             13        2,982,625       0.30     6.510       638       229,433      80.61      75.06     92.61
93312                             12        2,814,815       0.28     6.241       623       234,568      80.48     100.00    100.00
91730                             10        2,763,195       0.28     6.142       629       276,320      76.79      74.53    100.00
92584                              9        2,699,300       0.27     6.109       646       299,922      81.35     100.00    100.00
92336                              8        2,679,521       0.27     6.410       633       334,940      79.29      77.07    100.00
92571                             12        2,666,768       0.27     5.955       654       222,231      76.43      94.15    100.00
95687                             10        2,591,025       0.26     6.526       633       259,103      77.49      91.23     93.50
Other                          5,534      969,936,818      96.99     6.648       642       175,269      82.89      70.47     96.96
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         5,655     $999,999,866     100.00%    6.636%      642      $176,835      82.80%     70.92%    96.99%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  Distribution by Remaining Months to Maturity

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
   Remaining                                             Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
   Months To                 Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
    Maturity                   Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1 - 180                          120      $10,468,306       1.05%    7.099%      635       $87,236      71.99%     40.21%   100.00%
181 - 240                          5          437,729       0.04     7.363       648        87,546      83.65      39.77    100.00
241 - 360                      5,530      989,093,830      98.91     6.631       642       178,860      82.91      71.25     96.96
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         5,655     $999,999,866     100.00%    6.636%      642      $176,835      82.80%     70.92%    96.99%
===================================================================================================================================

                        Distribution by Amortization Type

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
Amortization Type              Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1 YR LIBOR ARM                     7       $1,922,804       0.19%    6.863%      634      $274,686      86.97%      0.00%   100.00%
15 YEAR FXD IO                     2          309,000       0.03     6.943       620       154,500      65.96     100.00    100.00
15yr Fxd                         116        9,729,592       0.97     7.099       635        83,876      71.36      40.09    100.00
2 YR IO                        2,133      422,220,680      42.22     6.372       644       197,947      82.41      93.04     95.57
2 YR LIBOR ARM                 1,270      211,091,146      21.11     7.017       630       166,214      85.59      32.78     98.74
20yr Fxd                           5          437,729       0.04     7.363       648        87,546      83.65      39.77    100.00
3 YR IO                          642      115,742,563      11.57     6.380       649       180,284      82.14      92.96     95.52
3 YR LIBOR ARM                   314       52,306,099       5.23     6.909       640       166,580      83.77      36.31     99.16
30 YEAR FXD IO                    99       18,244,468       1.82     6.934       655       184,288      81.75      93.25     96.05
30yr Fxd                         657       89,910,417       8.99     7.381       637       136,850      81.65      37.44     99.59
30/15 Bln                          1          137,214       0.01     7.875       619       137,214      91.67       0.00    100.00
30/15 BLN IO                       1          292,500       0.03     6.875       666       292,500      90.00       0.00    100.00
5 YR IO                          262       50,196,067       5.02     6.231       674       191,588      80.22      96.00     97.43
5 YR LIBOR ARM                    62       10,252,544       1.03     6.623       658       165,364      77.48      24.25    100.00
6 Month LIBOR                      1          321,111       0.03     5.625       601       321,111      75.00       0.00    100.00
6 Month LIBOR IO                  83       16,885,932       1.69     6.006       633       203,445      83.77      87.52     95.94
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         5,655     $999,999,866     100.00%    6.636%      642      $176,835      82.80%     70.92%    96.99%
===================================================================================================================================

                      Distribution by Initial Periodic Cap

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
    Initial                  Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
  Periodic Cap                 Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00%                      84      $17,207,043       1.72%    5.998%      632      $204,846      83.61%     85.89%    96.02%
1.51 - 2.00%                       7        1,922,804       0.19     6.863       634       274,686      86.97       0.00    100.00
2.51 - 3.00%                   4,683      861,809,099      86.18     6.558       643       184,029      83.05      74.18     96.72
N/A                              881      119,060,920      11.91     7.287       640       135,143      80.83      46.25     99.08
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         5,655     $999,999,866     100.00%    6.636%      642      $176,835      82.80%     70.92%    96.99%
===================================================================================================================================

                          Distribution by Periodic Cap

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
  Periodic Cap                 Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00%                   4,774     $880,938,946      88.09%    6.548%      643      $184,528      83.07%     74.25%    96.71%
N/A                              881      119,060,920      11.91     7.287       640       135,143      80.83      46.25     99.08
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         5,655     $999,999,866     100.00%    6.636%      642      $176,835      82.80%     70.92%    96.99%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Months to Rate Reset

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
   Months To                 Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
   Rate Reset                  Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1-12                              93      $19,742,762       1.97%    6.087%      632      $212,288      83.88%     77.96%    96.53%
13 - 24                        3,403      633,260,511      63.33     6.587       639       186,089      83.47      72.96     96.63
25 - 36                          954      167,487,062      16.75     6.547       646       175,563      82.66      75.25     96.64
37 - 48                            1          263,884       0.03     5.250       683       263,884      80.00     100.00    100.00
49 & Above                       323       60,184,727       6.02     6.302       671       186,330      79.76      83.76     97.85
N/A                              881      119,060,920      11.91     7.287       640       135,143      80.83      46.25     99.08
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         5,655     $999,999,866     100.00%    6.636%      642      $176,835      82.80%     70.92%    96.99%
===================================================================================================================================

                        Distribution by Life Maximum Rate

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
Life Maximum Rate              Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
11.99% & Below                 1,113     $239,342,297      23.93%    5.631%      669      $215,042      79.34%     85.49%    99.50%
12.00 - 12.49%                   863      161,403,028      16.14     6.216       650       187,026      80.91      80.56     97.46
12.50 - 12.99%                 1,215      220,645,960      22.06     6.720       641       181,602      84.79      68.51     95.54
13.00 - 13.49%                   744      127,743,713      12.77     7.195       625       171,699      85.64      66.45     93.94
13.50 - 13.99%                   835      131,553,708      13.16     7.704       607       157,549      87.11      63.20     95.37
14.50 - 14.99%                     1           85,401       0.01     8.750       578        85,401      90.00     100.00    100.00
15.00 - 15.49%                     1           75,521       0.01     9.250       560        75,521      90.00     100.00    100.00
15.50 - 15.99%                     1           33,567       0.00     9.500       558        33,567      80.00     100.00    100.00
16.00% & Above                     1           55,750       0.01     10.000      560        55,750      90.00     100.00    100.00
N/A                              881      119,060,920      11.91     7.287       640       135,143      80.83      46.25     99.08
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         5,655     $999,999,866     100.00%    6.636%      642      $176,835      82.80%     70.92%    96.99%
===================================================================================================================================

                             Distribution by Margin

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
      Margin                   Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                  2,510     $480,546,256      48.05%    6.082%      655      $191,453      78.86%     82.26%    95.89%
5.00 - 5.49%                   1,070      194,028,134      19.40     6.855       634       181,335      86.19      67.15     96.23
5.50 - 5.99%                     798      139,568,261      13.96     7.232       625       174,898      89.45      60.73     98.80
6.00 - 6.49%                     351       59,534,932       5.95     7.562       615       169,615      90.75      65.37     99.94
6.50 - 6.99%                      43        7,117,613       0.71     7.737       626       165,526      92.46      66.07     96.95
7.00% & Above                      2          143,750       0.01     7.781       591        71,875      83.88     100.00    100.00
N/A                              881      119,060,920      11.91     7.287       640       135,143      80.83      46.25     99.08
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         5,655     $999,999,866     100.00%    6.636%      642      $176,835      82.80%     70.92%    96.99%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                Group I Mortgage Loans - Fixed Rate Collateral(1)

Scheduled Principal Balance:                                       $119,060,920
Number of Mortgage Loans:                                                   881
Average Scheduled Principal Balance:                                   $135,143
Weighted Average Gross Coupon:                                           7.287%
Weighted Average Net Coupon: (2)                                         6.777%
Weighted Average Current FICO Score:                                        640
Weighted Average Original LTV Ratio:                                     80.83%
Weighted Average Combined Original LTV Ratio:                            80.83%
Weighted Average Stated Remaining Term (months):                            341
Weighted Average Seasoning(months):                                           3

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.

                    Distribution by Current Principal Balance

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
  Current Principal          Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
       Balance                 Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$1 - $50,000                      61       $2,554,554       2.15%    8.032%      603       $41,878      69.96%     63.37%    94.92%
$50,001 - $75,000                134        8,536,236       7.17     7.723       624        63,703      76.61      62.55     97.13
$75,001 - $100,000               136       11,947,574      10.03     7.480       628        87,850      80.81      55.99     98.64
$100,001 - $125,000              128       14,450,782      12.14     7.422       628       112,897      79.79      50.40     98.51
$125,001 - $150,000              120       16,441,087      13.81     7.499       637       137,009      81.83      33.56     99.18
$150,001 - $200,000              163       28,165,364      23.66     7.234       638       172,794      79.61      45.32    100.00
$200,001 - $250,000               69       15,382,595      12.92     7.075       648       222,936      83.09      49.17     98.67
$250,001 - $300,000               37       10,137,720       8.51     6.947       651       273,992      83.97      38.34    100.00
$300,001 - $350,000               19        6,218,007       5.22     6.776       666       327,264      81.53      42.42    100.00
$350,001 - $400,000               11        3,943,995       3.31     7.000       682       358,545      85.16      44.76    100.00
$400,001 & Above                   3        1,283,005       1.08     6.657       663       427,668      87.62       0.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           881     $119,060,920     100.00%    7.287%      640      $135,143      80.83%     46.25%    99.08%
===================================================================================================================================

                          Distribution by Current Rate

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
   Current Rate                Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.50 - 5.99%                      20       $2,864,302       2.41%    5.912%      686      $143,215      63.99%     34.41%   100.00%
6.00 - 6.49%                      66       11,197,746       9.41     6.247       667       169,663      76.82      39.00    100.00
6.50 - 6.99%                     207       33,275,045      27.95     6.752       655       160,749      78.39      43.21     99.69
7.00 - 7.49%                     183       26,097,363      21.92     7.207       641       142,609      80.54      45.26     99.57
7.50 - 7.99%                     252       31,204,955      26.21     7.715       626       123,829      83.55      50.46     98.02
8.00 - 8.49%                      14        1,206,701       1.01     8.121       604        86,193      86.13      49.82    100.00
8.50 - 8.99%                      87        8,650,977       7.27     8.672       606        99,437      87.53      50.52     97.46
9.00% & Above                     52        4,563,831       3.83     9.297       585        87,766      87.86      61.43     99.16
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           881     $119,060,920     100.00%    7.287%      640      $135,143      80.83%     46.25%    99.08%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Credit Score

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
  Credit Score                 Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above                       25       $3,506,527       2.95%    6.793%      761      $140,261      82.36%     43.50%    97.95%
720 - 739                         20        3,154,240       2.65     6.912       727       157,712      84.85      40.27    100.00
700 - 719                         47        6,827,161       5.73     7.080       708       145,259      86.21      38.93     98.02
680 - 699                         61        9,734,038       8.18     7.071       689       159,574      84.92      27.46     98.95
660 - 679                        105       16,928,796      14.22     6.931       669       161,227      83.43      37.85     99.36
640 - 659                        165       24,498,983      20.58     7.017       649       148,479      83.14      43.32     98.50
620 - 639                        129       17,730,244      14.89     7.407       628       137,444      81.87      36.60     99.36
600 - 619                         87       10,905,915       9.16     7.571       610       125,355      83.36      37.91    100.00
580 - 599                         38        4,372,533       3.67     7.501       590       115,067      73.25      30.83     97.49
560 - 579                        128       13,919,557      11.69     7.790       570       108,747      72.01      80.16     99.39
540 - 559                         76        7,482,929       6.28     8.080       549        98,460      69.39      90.73    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           881     $119,060,920     100.00%    7.287%      640      $135,143      80.83%     46.25%    99.08%
===================================================================================================================================

                              Distribution by Lien

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
      Lien                     Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First Lien                       881     $119,060,920     100.00%    7.287%      640      $135,143      80.83%     46.25%    99.08%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           881     $119,060,920     100.00%    7.287%      640      $135,143      80.83%     46.25%    99.08%
===================================================================================================================================

                      Distribution by Combined Original LTV

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
     Combined                Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
   Original LTV                Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00%                    102      $11,479,857       9.64%    6.983%      619      $112,548      50.28%     45.14%    98.97%
60.01 - 70.00%                    75        9,229,311       7.75     7.145       606       123,057      65.32      50.53     99.08
70.01 - 80.00%                   323       43,700,220      36.70     7.058       636       135,295      78.52      61.72     99.38
80.01 - 85.00%                    66        8,918,958       7.49     7.411       636       135,136      83.88      28.57    100.00
85.01 - 90.00%                   132       19,364,382      16.26     7.426       639       146,700      89.38      28.90     96.81
90.01 - 95.00%                   119       17,308,220      14.54     7.481       670       145,447      94.19      56.02    100.00
95.01 - 100.00%                   64        9,059,972       7.61     8.138       666       141,562      99.66       4.48    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           881     $119,060,920     100.00%    7.287%      640      $135,143      80.83%     46.25%    99.08%
===================================================================================================================================

                          Distribution by Original LTV

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
   Original LTV                Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00%                    102      $11,479,857       9.64%    6.983%      619      $112,548      50.28%     45.14%    98.97%
60.01 - 70.00%                    75        9,229,311       7.75     7.145       606       123,057      65.32      50.53     99.08
70.01 - 80.00%                   323       43,700,220      36.70     7.058       636       135,295      78.52      61.72     99.38
80.01 - 85.00%                    66        8,918,958       7.49     7.411       636       135,136      83.88      28.57    100.00
85.01 - 90.00%                   132       19,364,382      16.26     7.426       639       146,700      89.38      28.90     96.81
90.01 - 95.00%                   119       17,308,220      14.54     7.481       670       145,447      94.19      56.02    100.00
95.01 - 100.00%                   64        9,059,972       7.61     8.138       666       141,562      99.66       4.48    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           881     $119,060,920     100.00%    7.287%      640      $135,143      80.83%     46.25%    99.08%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Documentation

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
       Documentation           Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
No Income Verification           406      $57,417,690      48.23%    7.236%      650      $141,423      81.86%      0.00%    99.89%
Full Documentation               440       55,064,352      46.25     7.370       626       125,146      79.25     100.00     98.13
Stated Plus Documentation         30        5,699,809       4.79     7.076       664       189,994      86.24       0.00    100.00
Limited Income Verification        5          879,069       0.74     6.851       645       175,814      77.00       0.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           881     $119,060,920     100.00%    7.287%      640      $135,143      80.83%     46.25%    99.08%
===================================================================================================================================

                             Distribution by Purpose

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
     Purpose                   Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance                551      $73,270,263      61.54%    7.317%      635      $132,977      79.71%     45.94%    99.49%
Purchase                         156       23,307,658      19.58     7.302       647       149,408      84.32      76.62     96.91
Refinance                        174       22,482,999      18.88     7.176       646       129,213      80.84      15.76    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           881     $119,060,920     100.00%    7.287%      640      $135,143      80.83%     46.25%    99.08%
===================================================================================================================================

                            Distribution by Occupancy

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
       Occupancy               Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                   868     $117,969,055      99.08%    7.282%      639      $135,909      80.82%     45.80%   100.00%
Non-owner Occupied                13        1,091,865       0.92     7.836       653        83,990      81.09      94.21      0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           881     $119,060,920     100.00%    7.287%      640      $135,143      80.83%     46.25%    99.08%
===================================================================================================================================

                          Distribution by Property Type

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
Property Type                  Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                    703      $91,307,636      76.69%    7.335%      638      $129,883      80.97%     44.91%    99.68%
PUD                              106       15,987,759      13.43     6.988       641       150,828      79.03      64.20     98.52
2-4 Family                        38        7,188,613       6.04     7.248       657       189,174      83.11      26.79     92.20
Condo                             34        4,576,912       3.84     7.455       633       134,615      80.69      40.92    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           881     $119,060,920     100.00%    7.287%      640      $135,143      80.83%     46.25%    99.08%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by State

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
     State                     Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
TX                               202      $21,798,096      18.31%    7.254%      636      $107,911      78.45%     67.71%    98.69%
CA                                89       16,914,335      14.21     6.888       633       190,049      71.90      51.15    100.00
IL                               103       16,287,356      13.68     7.080       647       158,130      83.08      18.50     98.75
OH                                64        6,759,318       5.68     7.506       643       105,614      85.84      31.27     98.85
FL                                46        6,265,682       5.26     7.452       629       136,210      77.21      45.65     97.85
NY                                31        5,232,748       4.40     7.376       645       168,798      79.73      35.48     99.27
GA                                25        3,134,389       2.63     7.398       638       125,376      85.27      75.18     97.30
PA                                26        2,990,933       2.51     7.661       625       115,036      84.01      45.86    100.00
OR                                17        2,726,540       2.29     7.230       648       160,385      83.05      45.56    100.00
MD                                14        2,487,420       2.09     7.334       662       177,673      80.80      47.64    100.00
Other                            264       34,464,103      28.95     7.475       641       130,546      84.64      45.43     99.23
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           881     $119,060,920     100.00%    7.287%      640      $135,143      80.83%     46.25%    99.08%
===================================================================================================================================

                               Distribution by Zip

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
      Zip                      Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
78734                              3         $763,094       0.64%    6.815%      670      $254,365      79.51%     67.98%   100.00%
11433                              2          671,394       0.56     6.898       644       335,697      81.83       0.00    100.00
92336                              2          614,371       0.52     7.359       653       307,186      85.85       0.00    100.00
92584                              2          611,150       0.51     6.763       660       305,575      79.98     100.00    100.00
60002                              2          574,950       0.48     6.612       659       287,475      84.45       0.00    100.00
60804                              4          554,669       0.47     7.072       647       138,667      67.54       0.00    100.00
92506                              3          531,381       0.45     6.686       619       177,127      61.85     100.00    100.00
78748                              3          492,392       0.41     7.638       642       164,131      85.44      69.97    100.00
60104                              3          490,810       0.41     7.060       656       163,603      85.87      36.61    100.00
60639                              2          464,303       0.39     7.474       611       232,152      79.49       0.00    100.00
Other                            855      113,292,405      95.15     7.301       639       132,506      80.91      46.67     99.04
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           881     $119,060,920     100.00%    7.287%      640      $135,143      80.83%     46.25%    99.08%
===================================================================================================================================

                  Distribution by Remaining Months to Maturity

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
   Remaining                                             Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
   Months To                 Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
    Maturity                   Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1 - 180                          120      $10,468,306       8.79%    7.099%      635       $87,236      71.99%     40.21%   100.00%
181 - 240                          5          437,729       0.37     7.363       648        87,546      83.65      39.77    100.00
241 - 360                        756      108,154,885      90.84     7.305       640       143,062      81.67      46.86     98.99
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           881     $119,060,920     100.00%    7.287%      640      $135,143      80.83%     46.25%    99.08%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution by Amortization Type

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
Amortization Type              Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
15 YEAR FXD IO                     2         $309,000       0.26%    6.943%      620      $154,500      65.96%    100.00%   100.00%
15yr Fxd                         116        9,729,592       8.17     7.099       635        83,876      71.36      40.09    100.00
20yr Fxd                           5          437,729       0.37     7.363       648        87,546      83.65      39.77    100.00
30 YEAR FXD IO                    99       18,244,468      15.32     6.934       655       184,288      81.75      93.25     96.05
30yr Fxd                         657       89,910,417      75.52     7.381       637       136,850      81.65      37.44     99.59
30/15 Bln                          1          137,214       0.12     7.875       619       137,214      91.67       0.00    100.00
30/15 BLN IO                       1          292,500       0.25     6.875       666       292,500      90.00       0.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           881     $119,060,920     100.00%    7.287%      640      $135,143      80.83%     46.25%    99.08%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Group I Mortgage Loans - ARM (1)

Scheduled Principal Balance:                                      $880,938,946
Number of Mortgage Loans:                                                4,774
Average Scheduled Principal Balance:                                  $184,528
Weighted Average Gross Coupon:                                          6.548%
Weighted Average Net Coupon: (2)                                        6.038%
Weighted Average Current FICO Score:                                       643
Weighted Average Original LTV Ratio:                                    83.07%
Weighted Average Combined Original LTV Ratio:                           83.07%
Weighted Average Stated Remaining Term (months):                           357
Weighted Average Seasoning(months):                                          3
Weighted Average Months to Roll: (3)                                        25
Weighted Average Gross Margin: (3)                                       4.81%
Weighted Average Initial Rate Cap: (3)                                   2.96%
Weighted Average Periodic Rate Cap: (3)                                  1.00%
Weighted Average Gross Maximum Lifetime Rate: (3)                       12.54%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.

(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

                    Distribution by Current Principal Balance

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
  Current Principal          Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
       Balance                 Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$1 - $50,000                      50       $2,145,093       0.24%    7.320%      607       $42,902      75.53%     84.62%    84.70%
$50,001 - $75,000                207       13,449,429       1.53     7.064       626        64,973      80.07      74.43     91.19
$75,001 - $100,000               387       34,369,399       3.90     6.912       634        88,810      82.13      76.16     95.80
$100,001 - $125,000              599       67,806,434       7.70     6.717       639       113,199      82.28      77.95     96.00
$125,001 - $150,000              572       79,041,309       8.97     6.744       641       138,184      83.45      72.66     96.30
$150,001 - $200,000            1,154      201,469,869      22.87     6.620       641       174,584      83.34      72.03     96.92
$200,001 - $250,000              779      175,338,412      19.90     6.456       644       225,081      82.85      76.74     97.57
$250,001 - $300,000              597      163,856,451      18.60     6.398       647       274,466      83.19      72.53     96.66
$300,001 - $350,000              349      113,336,317      12.87     6.403       646       324,746      83.49      76.69     97.15
$350,001 - $400,000               65       23,411,324       2.66     6.339       644       360,174      83.87      71.86     96.81
$400,001 & Above                  15        6,714,909       0.76     6.483       680       447,661      84.54      52.78     93.37
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,774     $880,938,946     100.00%    6.548%      643      $184,528      83.07%     74.25%    96.71%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
   Current Rate                Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                     50      $11,161,019       1.27%    4.821%      696      $223,220      78.08%     96.34%   100.00%
5.00 - 5.49%                     199       43,368,960       4.92     5.260       672       217,934      78.61      89.19     99.50
5.50 - 5.99%                     861      184,082,711      20.90     5.761       666       213,801      79.54      84.24     99.47
6.00 - 6.49%                     865      162,006,646      18.39     6.216       649       187,291      80.92      80.48     97.47
6.50 - 6.99%                   1,215      220,645,960      25.05     6.720       641       181,602      84.79      68.51     95.54
7.00 - 7.49%                     744      127,499,713      14.47     7.198       625       171,371      85.65      66.38     93.93
7.50 - 7.99%                     836      131,923,696      14.98     7.704       608       157,803      87.13      63.03     95.38
8.50 - 8.99%                       1           85,401       0.01     8.750       578        85,401      90.00     100.00    100.00
9.00% & Above                      3          164,839       0.02     9.555       560        54,946      87.96     100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,774     $880,938,946     100.00%    6.548%      643      $184,528      83.07%     74.25%    96.71%
===================================================================================================================================

                          Distribution by Credit Score

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
  Credit Score                 Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above                      203      $38,252,553       4.34%    6.177%      764      $188,436      84.42%     70.56%    85.02%
720 - 739                        133       25,678,817       2.91     6.139       728       193,074      84.18      63.53     85.33
700 - 719                        279       54,902,380       6.23     6.208       709       196,783      84.50      67.04     92.75
680 - 699                        392       76,236,991       8.65     6.235       689       194,482      84.60      71.92     95.11
660 - 679                        525       99,229,380      11.26     6.320       669       189,008      84.43      68.30     96.02
640 - 659                        733      139,150,529      15.80     6.478       649       189,837      84.63      72.83     96.84
620 - 639                        897      169,227,377      19.21     6.505       629       188,659      84.27      75.07     99.43
600 - 619                        774      136,643,797      15.51     6.513       609       176,542      82.09      79.78     99.61
580 - 599                        163       30,824,063       3.50     7.240       590       189,105      82.91      64.52     97.68
560 - 579                        457       75,223,424       8.54     7.280       569       164,603      77.56      82.27     98.41
540 - 559                        217       35,486,104       4.03     7.543       549       163,530      75.20      90.55    100.00
520 - 539                          1           83,528       0.01     6.500       529        83,528      80.00     100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,774     $880,938,946     100.00%    6.548%      643      $184,528      83.07%     74.25%    96.71%
===================================================================================================================================

                              Distribution by Lien

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
      Lien                     Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First Lien                     4,774     $880,938,946     100.00%    6.548%      643      $184,528      83.07%     74.25%    96.71%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,774     $880,938,946     100.00%    6.548%      643      $184,528      83.07%     74.25%    96.71%
===================================================================================================================================

                      Distribution by Combined Original LTV

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
     Combined                Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
   Original LTV                Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00%                    132      $22,191,495       2.52%    6.576%      616      $168,117      50.99%     47.53%    98.77%
60.01 - 70.00%                   185       31,719,081       3.60     6.698       602       171,454      66.28      61.20     94.86
70.01 - 80.00%                 2,433      446,139,094      50.64     6.167       646       183,370      79.43      88.52     98.97
80.01 - 85.00%                   518       96,170,076      10.92     6.831       618       185,657      84.25      68.56     95.46
85.01 - 90.00%                   733      141,361,173      16.05     6.941       644       192,853      89.61      67.14     87.20
90.01 - 95.00%                   590      109,102,378      12.38     7.036       657       184,919      94.57      62.43    100.00
95.01 - 100.00%                  183       34,255,649       3.89     7.383       679       187,189      99.78       0.73    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,774     $880,938,946     100.00%    6.548%      643      $184,528      83.07%     74.25%    96.71%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Original LTV

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
   Original LTV                Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00%                    132      $22,191,495       2.52%    6.576%      616      $168,117      50.99%     47.53%    98.77%
60.01 - 70.00%                   185       31,719,081       3.60     6.698       602       171,454      66.28      61.20     94.86
70.01 - 80.00%                 2,433      446,139,094      50.64     6.167       646       183,370      79.43      88.52     98.97
80.01 - 85.00%                   518       96,170,076      10.92     6.831       618       185,657      84.25      68.56     95.46
85.01 - 90.00%                   733      141,361,173      16.05     6.941       644       192,853      89.61      67.14     87.20
90.01 - 95.00%                   590      109,102,378      12.38     7.036       657       184,919      94.57      62.43    100.00
95.01 - 100.00%                  183       34,255,649       3.89     7.383       679       187,189      99.78       0.73    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,774     $880,938,946     100.00%    6.548%      643      $184,528      83.07%     74.25%    96.71%
===================================================================================================================================

                          Distribution by Documentation

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
       Documentation           Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation             3,555     $654,090,249      74.25%    6.457%      640      $183,992      82.27%    100.00%    95.84%
No Income Verification           949      167,787,541      19.05     6.887       644       176,805      85.24       0.00     99.13
Stated Plus Documentation        222       49,452,165       5.61     6.621       675       222,757      86.28       0.00    100.00
Limited Income Verification       48        9,608,991       1.09     6.468       664       200,187      83.01       0.00     96.79
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,774     $880,938,946     100.00%    6.548%      643      $184,528      83.07%     74.25%    96.71%
===================================================================================================================================

                             Distribution by Purpose

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
     Purpose                   Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                       2,453     $454,568,953      51.60%    6.279%      657      $185,311      82.87%     89.21%    95.18%
Cashout Refinance              1,903      352,538,399      40.02     6.835       627       185,254      83.09      61.81     98.30
Refinance                        418       73,831,593       8.38     6.835       631       176,631      84.20      41.51     98.53
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,774     $880,938,946     100.00%    6.548%      643      $184,528      83.07%     74.25%    96.71%
===================================================================================================================================

                            Distribution by Occupancy

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
       Occupancy               Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                 4,597     $851,972,326      96.71%    6.534%      641      $185,332      82.97%     73.58%   100.00%
Non-owner Occupied               177       28,966,620       3.29     6.954       693       163,653      85.83      93.90      0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,774     $880,938,946     100.00%    6.548%      643      $184,528      83.07%     74.25%    96.71%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Property Type

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
Property Type                  Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                  3,272     $585,683,163      66.48%    6.600%      638      $178,999      83.20%     71.86%    97.22%
PUD                              843      160,095,089      18.17     6.448       644       189,911      82.96      83.96     96.92
Condo                            460       87,466,802       9.93     6.358       660       190,145      82.72      80.81     96.72
2-4 Family                       197       47,331,124       5.37     6.601       658       240,260      82.48      58.62     89.69
Modular                            2          362,768       0.04     6.754       570       181,384      77.47     100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,774     $880,938,946     100.00%    6.548%      643      $184,528      83.07%     74.25%    96.71%
===================================================================================================================================

                              Distribution by State

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
     State                     Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
CA                             1,183     $293,750,142      33.35%    6.226%      648      $248,310      80.28%     82.39%    95.67%
IL                               361       64,680,852       7.34     6.894       636       179,171      86.38      33.51     98.45
FL                               329       52,730,560       5.99     6.772       647       160,275      84.95      71.62     96.34
MI                               253       38,620,179       4.38     6.915       638       152,649      87.08      59.55     97.50
MN                               200       35,357,860       4.01     6.661       639       176,789      85.20      77.36     94.38
GA                               199       32,940,228       3.74     6.606       640       165,529      84.61      82.93     96.76
CO                               163       29,971,170       3.40     6.493       639       183,872      83.21      83.55     97.76
OH                               217       29,223,299       3.32     6.759       638       134,670      86.60      58.06     96.93
TX                               220       28,037,152       3.18     6.645       641       127,442      80.03      76.00     96.38
NV                               131       26,555,797       3.01     6.555       642       202,716      82.66      81.51     91.90
Other                          1,518      249,071,709      28.27     6.680       640       164,079      83.92      76.29     98.17
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,774     $880,938,946     100.00%    6.548%      643      $184,528      83.07%     74.25%    96.71%
===================================================================================================================================

                               Distribution by Zip

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
      Zip                      Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
92345                             17       $3,669,628       0.42%    6.182%      657      $215,860      82.72%     88.79%   100.00%
92555                             13        3,582,631       0.41     6.155       646       275,587      82.95      67.63    100.00
92376                             15        3,288,715       0.37     6.380       631       219,248      79.72      88.29     94.12
91730                             10        2,763,195       0.31     6.142       629       276,320      76.79      74.53    100.00
89123                             12        2,656,225       0.30     6.541       634       221,352      80.69      71.99     91.70
93312                             11        2,641,224       0.30     6.174       627       240,111      81.29     100.00    100.00
95687                             10        2,591,025       0.29     6.526       633       259,103      77.49      91.23     93.50
92571                             11        2,510,815       0.29     5.936       652       228,256      77.78     100.00    100.00
92553                             11        2,325,134       0.26     6.564       625       211,376      78.60      89.18     89.48
92563                              8        2,199,136       0.25     5.984       670       274,892      77.37     100.00     84.77
Other                          4,656      852,711,217      96.80     6.558       643       183,142      83.18      73.85     96.74
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,774     $880,938,946     100.00%    6.548%      643      $184,528      83.07%     74.25%    96.71%
===================================================================================================================================

                  Distribution by Remaining Months to Maturity

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
   Remaining                                             Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
   Months To                 Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
    Maturity                   Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
241 - 360                      4,774     $880,938,946     100.00%    6.548%      643      $184,528      83.07%     74.25%    96.71%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,774     $880,938,946     100.00%    6.548%      643      $184,528      83.07%     74.25%    96.71%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution by Amortization Type

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
Amortization Type              Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1 YR LIBOR ARM                     7       $1,922,804       0.22%    6.863%      634      $274,686      86.97%      0.00%   100.00%
2 YR IO                        2,133      422,220,680      47.93     6.372       644       197,947      82.41      93.04     95.57
2 YR LIBOR ARM                 1,270      211,091,146      23.96     7.017       630       166,214      85.59      32.78     98.74
3 YR IO                          642      115,742,563      13.14     6.380       649       180,284      82.14      92.96     95.52
3 YR LIBOR ARM                   314       52,306,099       5.94     6.909       640       166,580      83.77      36.31     99.16
5 YR IO                          262       50,196,067       5.70     6.231       674       191,588      80.22      96.00     97.43
5 YR LIBOR ARM                    62       10,252,544       1.16     6.623       658       165,364      77.48      24.25    100.00
6 Month LIBOR                      1          321,111       0.04     5.625       601       321,111      75.00       0.00    100.00
6 Month LIBOR IO                  83       16,885,932       1.92     6.006       633       203,445      83.77      87.52     95.94
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,774     $880,938,946     100.00%    6.548%      643      $184,528      83.07%     74.25%    96.71%
===================================================================================================================================

                      Distribution by Initial Periodic Cap

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
    Initial                  Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
  Periodic Cap                 Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00%                      84      $17,207,043       1.95%    5.998%      632      $204,846      83.61%     85.89%    96.02%
1.51 - 2.00%                       7        1,922,804       0.22     6.863       634       274,686      86.97       0.00    100.00
2.51 - 3.00%                   4,683      861,809,099      97.83     6.558       643       184,029      83.05      74.18     96.72
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,774     $880,938,946     100.00%    6.548%      643      $184,528      83.07%     74.25%    96.71%
===================================================================================================================================

                          Distribution by Periodic Cap

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
  Periodic Cap                 Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00%                   4,774     $880,938,946     100.00%    6.548%      643      $184,528      83.07%     74.25%    96.71%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,774     $880,938,946     100.00%    6.548%      643      $184,528      83.07%     74.25%    96.71%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Months to Rate Reset

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
   Months To                 Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
   Rate Reset                  Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1-12                              93      $19,742,762       2.24%    6.087%      632      $212,288      83.88%     77.96%    96.53%
13 - 24                        3,403      633,260,511      71.88     6.587       639       186,089      83.47      72.96     96.63
25 - 36                          954      167,487,062      19.01     6.547       646       175,563      82.66      75.25     96.64
37 - 48                            1          263,884       0.03     5.250       683       263,884      80.00     100.00    100.00
49 & Above                       323       60,184,727       6.83     6.302       671       186,330      79.76      83.76     97.85
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,774     $880,938,946     100.00%    6.548%      643      $184,528      83.07%     74.25%    96.71%
===================================================================================================================================

                        Distribution by Life Maximum Rate

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
Life Maximum Rate              Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
11.99% & Below                 1,113     $239,342,297      27.17%    5.631%      669      $215,042      79.34%     85.49%    99.50%
12.00 - 12.49%                   863      161,403,028      18.32     6.216       650       187,026      80.91      80.56     97.46
12.50 - 12.99%                 1,215      220,645,960      25.05     6.720       641       181,602      84.79      68.51     95.54
13.00 - 13.49%                   744      127,743,713      14.50     7.195       625       171,699      85.64      66.45     93.94
13.50 - 13.99%                   835      131,553,708      14.93     7.704       607       157,549      87.11      63.20     95.37
14.50 - 14.99%                     1           85,401       0.01     8.750       578        85,401      90.00     100.00    100.00
15.00 - 15.49%                     1           75,521       0.01     9.250       560        75,521      90.00     100.00    100.00
15.50 - 15.99%                     1           33,567       0.00     9.500       558        33,567      80.00     100.00    100.00
16.00% & Above                     1           55,750       0.01     10.000      560        55,750      90.00     100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,774     $880,938,946     100.00%    6.548%      643      $184,528      83.07%     74.25%    96.71%
===================================================================================================================================

                             Distribution by Margin

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
      Margin                   Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                  2,510     $480,546,256      54.55%    6.082%      655      $191,453      78.86%     82.26%    95.89%
5.00 - 5.49%                   1,070      194,028,134      22.03     6.855       634       181,335      86.19      67.15     96.23
5.50 - 5.99%                     798      139,568,261      15.84     7.232       625       174,898      89.45      60.73     98.80
6.00 - 6.49%                     351       59,534,932       6.76     7.562       615       169,615      90.75      65.37     99.94
6.50 - 6.99%                      43        7,117,613       0.81     7.737       626       165,526      92.46      66.07     96.95
7.00% & Above                      2          143,750       0.02     7.781       591        71,875      83.88     100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,774     $880,938,946     100.00%    6.548%      643      $184,528      83.07%     74.25%    96.71%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  Group II Mortgage Loans - All Collateral (1)

Scheduled Principal Balance:                                       $759,212,843
Number of Mortgage Loans:                                                 2,349
Average Scheduled Principal Balance:                                   $323,207
Weighted Average Gross Coupon:                                           6.626%
Weighted Average Net Coupon: (2)                                         6.116%
Weighted Average Current FICO Score:                                        652
Weighted Average Original LTV Ratio:                                     82.42%
Weighted Average Combined Original LTV Ratio:                            82.42%
Weighted Average Stated Remaining Term (months):                            356
Weighted Average Seasoning(months):                                           3
Weighted Average Months to Roll: (3)                                         25
Weighted Average Gross Margin: (3)                                        4.73%
Weighted Average Initial Rate Cap: (3)                                    2.97%
Weighted Average Periodic Rate Cap: (3)                                   1.00%
Weighted Average Gross Maximum Lifetime Rate: (3)                        12.60%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.

(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

                    Distribution by Current Principal Balance

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
  Current Principal          Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
       Balance                 Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$1 - $50,000                      79       $3,148,793       0.41%    8.542%      586       $39,858      82.39%     79.96%    93.46%
$50,001 - $75,000                215       13,548,969       1.78     8.523       581        63,018      81.37      78.72     97.06
$75,001 - $100,000               194       16,873,836       2.22     8.414       583        86,979      84.17      70.94     97.01
$100,001 - $125,000              144       16,278,558       2.14     8.410       589       113,046      86.88      69.29     98.60
$125,001 - $150,000              147       20,074,316       2.64     8.393       598       136,560      88.24      61.11     99.27
$150,001 - $200,000              191       33,095,414       4.36     8.297       597       173,274      89.08      59.22     99.49
$200,001 - $250,000               77       16,939,683       2.23     8.338       597       219,996      88.38      76.74    100.00
$250,001 - $300,000               52       14,135,687       1.86     8.276       622       271,840      90.90      40.71     98.06
$300,001 - $350,000               29        9,377,269       1.24     8.312       606       323,354      89.41      68.28     96.64
$350,001 - $400,000              289      109,472,151      14.42     6.362       655       378,796      83.34      70.57     98.27
$400,001 & Above                 932      506,268,167      66.68     6.189       667       543,206      80.81      81.69     99.44
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,349     $759,212,843     100.00%    6.626%      652      $323,207      82.42%     76.96%    99.08%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
   Current Rate                Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                     32      $15,853,793       2.09%    4.848%      716      $495,431      79.23%     94.37%   100.00%
5.00 - 5.49%                     109       54,364,839       7.16     5.253       691       498,760      78.98      92.03    100.00
5.50 - 5.99%                     401      204,152,730      26.89     5.778       677       509,109      78.84      86.72     99.33
6.00 - 6.49%                     250      131,972,712      17.38     6.228       666       527,891      80.64      79.57     99.65
6.50 - 6.99%                     266      134,783,560      17.75     6.703       649       506,705      82.80      75.37     99.39
7.00 - 7.49%                      83       38,686,884       5.10     7.159       641       466,107      86.21      59.86     96.54
7.50 - 7.99%                     133       36,814,813       4.85     7.689       620       276,803      89.39      54.14     97.16
8.00 - 8.49%                     582       80,856,093      10.65     8.171       595       138,928      86.85      67.25     98.53
8.50 - 8.99%                     378       48,749,964       6.42     8.661       597       128,968      88.40      61.72     98.48
9.00% & Above                    115       12,977,455       1.71     9.260       598       112,847      89.92      62.41    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,349     $759,212,843     100.00%    6.626%      652      $323,207      82.42%     76.96%    99.08%
===================================================================================================================================

                          Distribution by Credit Score

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
  Credit Score                 Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above                      119      $54,909,688       7.23%    5.979%      762      $461,426      81.96%     74.43%    98.90%
720 - 739                         75       34,544,887       4.55     6.101       728       460,598      82.43      78.00     97.70
700 - 719                        135       61,882,402       8.15     6.215       708       458,388      82.47      71.02     97.84
680 - 699                        215       96,708,111      12.74     6.158       688       449,805      82.28      77.63     98.96
660 - 679                        199       91,355,570      12.03     6.187       668       459,073      82.01      72.64     98.84
640 - 659                        266      113,974,071      15.01     6.337       648       428,474      81.04      76.48     99.23
620 - 639                        277      104,147,521      13.72     6.646       629       375,984      85.10      71.72     99.79
600 - 619                        187       66,990,634       8.82     6.647       609       358,239      81.71      77.63    100.00
580 - 599                        123       30,582,200       4.03     7.624       589       248,636      84.37      79.56     99.86
560 - 579                        404       60,638,733       7.99     8.081       570       150,096      83.49      85.68     98.32
540 - 559                        349       43,479,025       5.73     8.351       549       124,582      79.47      94.14    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,349     $759,212,843     100.00%    6.626%      652      $323,207      82.42%     76.96%    99.08%
===================================================================================================================================

                              Distribution by Lien

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
      Lien                     Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First Lien                     2,349     $759,212,843     100.00%    6.626%      652      $323,207      82.42%     76.96%    99.08%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,349     $759,212,843     100.00%    6.626%      652      $323,207      82.42%     76.96%    99.08%
===================================================================================================================================

                      Distribution by Combined Original LTV

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
     Combined                Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
   Original LTV                Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00%                     52      $17,835,424       2.35%    6.565%      632      $342,989      52.50%     71.61%    97.99%
60.01 - 70.00%                   100       39,504,651       5.20     6.375       645       395,047      66.99      78.52     99.03
70.01 - 80.00%                 1,020      406,380,951      53.53     6.108       666       398,413      79.17      88.54     99.53
80.01 - 85.00%                   310       67,999,692       8.96     7.337       606       219,354      84.40      75.46     97.47
85.01 - 90.00%                   468      126,863,592      16.71     7.270       627       271,076      89.66      71.87     97.96
90.01 - 95.00%                   213       66,247,216       8.73     7.118       665       311,020      94.63      57.43    100.00
95.01 - 100.00%                  186       34,381,318       4.53     8.332       673       184,846      99.82       0.46    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,349     $759,212,843     100.00%    6.626%      652      $323,207      82.42%     76.96%    99.08%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Original LTV

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
   Original LTV                Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00%                     52      $17,835,424       2.35%    6.565%      632      $342,989      52.50%     71.61%    97.99%
60.01 - 70.00%                   100       39,504,651       5.20     6.375       645       395,047      66.99      78.52     99.03
70.01 - 80.00%                 1,020      406,380,951      53.53     6.108       666       398,413      79.17      88.54     99.53
80.01 - 85.00%                   310       67,999,692       8.96     7.337       606       219,354      84.40      75.46     97.47
85.01 - 90.00%                   468      126,863,592      16.71     7.270       627       271,076      89.66      71.87     97.96
90.01 - 95.00%                   213       66,247,216       8.73     7.118       665       311,020      94.63      57.43    100.00
95.01 - 100.00%                  186       34,381,318       4.53     8.332       673       184,846      99.82       0.46    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,349     $759,212,843     100.00%    6.626%      652      $323,207      82.42%     76.96%    99.08%
===================================================================================================================================

                          Distribution by Documentation

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
       Documentation           Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation             1,732     $584,290,614      76.96%    6.488%      650      $337,350      81.19%    100.00%    98.93%
No Income Verification           439       97,884,125      12.89     7.533       647       222,971      88.24       0.00     99.34
Stated Plus Documentation        144       66,823,042       8.80     6.497       679       464,049      84.72       0.00    100.00
Limited Income Verification       33       10,095,450       1.33     6.654       672       305,923      81.76       0.00     99.16
No Documentation                   1          119,612       0.02     8.250       700       119,612      80.00       0.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,349     $759,212,843     100.00%    6.626%      652      $323,207      82.42%     76.96%    99.08%
===================================================================================================================================

                             Distribution by Purpose

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
     Purpose                   Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                       1,213     $457,820,962      60.30%    6.319%      669      $377,429      82.41%     84.11%    98.82%
Cashout Refinance                962      258,523,266      34.05     7.081       627       268,735      82.19      71.04     99.60
Refinance                        174       42,868,615       5.65     7.155       626       246,371      83.87      36.33     98.75
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,349     $759,212,843     100.00%    6.626%      652      $323,207      82.42%     76.96%    99.08%
===================================================================================================================================

                            Distribution by Occupancy

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
       Occupancy               Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                 2,313     $752,253,810      99.08%    6.621%      652      $325,229      82.41%     76.84%   100.00%
Non-owner Occupied                36        6,959,033       0.92     7.176       676       193,306      82.73      89.50      0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,349     $759,212,843     100.00%    6.626%      652      $323,207      82.42%     76.96%    99.08%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Property Type

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
Property Type                  Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                  1,709     $507,599,661      66.86%    6.710%      648      $297,016      82.58%     75.58%    99.44%
PUD                              434      181,041,617      23.85     6.383       658       417,147      81.32      82.71     98.88
Condo                            137       46,608,541       6.14     6.488       670       340,208      83.44      76.16     99.01
2-4 Family                        67       23,710,292       3.12     6.922       671       353,885      85.22      63.96     93.03
Modular                            2          252,732       0.03     8.583       560       126,366      77.03     100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,349     $759,212,843     100.00%    6.626%      652      $323,207      82.42%     76.96%    99.08%
===================================================================================================================================

                              Distribution by State

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
     State                     Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
CA                               907     $445,840,190      58.72%    6.123%      666      $491,555      80.47%     84.48%    99.21%
NY                                95       33,178,203       4.37     6.946       664       349,244      83.87      58.92     98.28
FL                               120       23,360,827       3.08     7.553       629       194,674      85.97      63.35     98.41
IL                                61       22,699,307       2.99     6.926       647       372,120      85.15      37.44    100.00
MI                               140       22,678,210       2.99     7.730       614       161,987      87.69      54.39     99.82
TX                               117       18,791,253       2.48     7.264       630       160,609      82.12      64.12     99.22
MD                                48       17,823,946       2.35     6.715       644       371,332      82.39      90.05     99.71
MN                                58       14,972,992       1.97     7.110       624       258,155      85.45      73.70     96.90
CO                                42       13,037,535       1.72     6.912       632       310,418      80.25      85.11     96.94
GA                                53       12,195,636       1.61     7.451       627       230,106      88.05      61.75    100.00
Other                            708      134,634,743      17.73     7.557       625       190,162      85.94      70.35     98.98
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,349     $759,212,843     100.00%    6.626%      652      $323,207      82.42%     76.96%    99.08%
===================================================================================================================================

                               Distribution by Zip

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
      Zip                      Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
91913                             18       $9,791,449       1.29%    5.827%      691      $543,969      78.98%     89.17%    96.08%
91915                             11        5,493,755       0.72     6.315       669       499,432      78.79      65.54    100.00
92592                             11        4,874,000       0.64     6.197       658       443,091      82.11      91.79    100.00
92078                              9        4,583,550       0.60     6.113       668       509,283      81.80      78.38    100.00
92563                             10        4,237,992       0.56     6.625       629       423,799      83.05      88.72     91.27
92562                              7        3,894,573       0.51     5.772       668       556,368      78.86      77.53    100.00
92883                              7        3,871,400       0.51     6.150       687       553,057      82.83      68.78    100.00
92009                              8        3,843,255       0.51     5.896       643       480,407      79.76     100.00    100.00
95020                              7        3,770,809       0.50     6.280       655       538,687      78.82      88.07    100.00
92603                              7        3,587,049       0.47     5.938       675       512,436      79.95     100.00    100.00
Other                          2,254      711,265,011      93.68     6.662       651       315,557      82.56      76.44     99.13
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,349     $759,212,843     100.00%    6.626%      652      $323,207      82.42%     76.96%    99.08%
===================================================================================================================================


                  Distribution by Remaining Months to Maturity

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
   Remaining                                             Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
   Months To                 Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
    Maturity                   Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1 - 180                           25       $2,622,660       0.35%    7.861%      611      $104,906      80.46%     48.82%   100.00%
181 - 240                          1           67,552       0.01     8.000       564        67,552      84.88     100.00    100.00
241 - 360                      2,323      756,522,631      99.65     6.621       652       325,666      82.42      77.06     99.08
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,349     $759,212,843     100.00%    6.626%      652      $323,207      82.42%     76.96%    99.08%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution by Amortization Type

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
Amortization Type              Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1 YR LIBOR ARM                     3       $1,150,873       0.15%    7.364%      625      $383,624      89.52%     45.59%   100.00%
15 YEAR FXD IO                     1          150,097       0.02     8.000       637       150,097      94.06     100.00    100.00
15yr Fxd                          24        2,472,563       0.33     7.852       609       103,023      79.64      45.71    100.00
2 YR IO                          892      388,147,779      51.13     6.316       657       435,143      81.80      87.63     98.90
2 YR LIBOR ARM                   772      152,468,529      20.08     7.533       627       197,498      84.75      51.20     99.46
20yr Fxd                           1           67,552       0.01     8.000       564        67,552      84.88     100.00    100.00
3 YR IO                          171       69,451,214       9.15     6.282       662       406,147      81.83      87.70     99.27
3 YR LIBOR ARM                   147       37,940,069       5.00     7.050       644       258,096      86.35      54.05     99.71
30 YEAR FXD IO                    17        6,720,809       0.89     6.739       668       395,342      82.41     100.00    100.00
30yr Fxd                         190       41,848,114       5.51     7.034       659       220,253      80.56      62.13     99.31
5 YR IO                           89       40,375,496       5.32     6.089       679       453,657      79.16      92.52     99.90
5 YR LIBOR ARM                    17        6,616,172       0.87     6.964       660       389,187      81.79      55.85     92.18
6 Month LIBOR                      4        1,579,015       0.21     5.945       678       394,754      84.62      34.61    100.00
6 Month LIBOR IO                  21       10,224,560       1.35     5.447       664       486,884      80.77      83.08     96.26
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,349     $759,212,843     100.00%    6.626%      652      $323,207      82.42%     76.96%    99.08%
===================================================================================================================================

                      Distribution by Initial Periodic Cap

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
    Initial                  Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
  Periodic Cap                 Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00%                      25      $11,803,575       1.55%    5.514%      666      $472,143      81.29%     76.60%    96.76%
1.51 - 2.00%                       3        1,150,873       0.15     7.364       625       383,624      89.52      45.59    100.00
2.51 - 3.00%                   2,088      694,999,259      91.54     6.613       652       332,854      82.54      77.79     99.10
N/A                              233       51,259,136       6.75     7.039       658       219,996      80.81      66.46     99.44
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,349     $759,212,843     100.00%    6.626%      652      $323,207      82.42%     76.96%    99.08%
===================================================================================================================================

                          Distribution by Periodic Cap

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
  Periodic Cap                 Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00%                   2,116     $707,953,707      93.25%    6.596%      652      $334,572      82.53%     77.72%    99.06%
N/A                              233       51,259,136       6.75     7.039       658       219,996      80.81      66.46     99.44
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,349     $759,212,843     100.00%    6.626%      652      $323,207      82.42%     76.96%    99.08%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Months to Rate Reset

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
   Months To                 Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
   Rate Reset                  Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1-12                              28      $12,954,449       1.71%    5.678%      663      $462,659      82.02%     73.84%    97.05%
13 - 24                        1,662      540,156,997      71.15     6.660       649       325,004      82.61      77.43     99.05
25 - 36                          320      107,850,594      14.21     6.554       656       337,033      83.51      75.44     99.43
49 & Above                       106       46,991,668       6.19     6.213       677       443,318      79.53      87.36     98.81
N/A                              233       51,259,136       6.75     7.039       658       219,996      80.81      66.46     99.44
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,349     $759,212,843     100.00%    6.626%      652      $323,207      82.42%     76.96%    99.08%
===================================================================================================================================

                        Distribution by Life Maximum Rate

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
Life Maximum Rate              Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
11.99% & Below                   526     $265,852,425      35.02%    5.620%      681      $505,423      79.03%     87.90%    99.49%
12.00 - 12.49%                   233      123,077,737      16.21     6.224       664       528,231      80.85      81.14     99.62
12.50 - 12.99%                   241      122,395,807      16.12     6.693       646       507,866      83.14      76.64     99.33
13.00 - 13.49%                    75       34,752,343       4.58     7.163       641       463,365      87.06      58.34     96.15
13.50 - 13.99%                   131       35,946,357       4.73     7.686       620       274,400      89.24      55.45     97.09
14.00 - 14.49%                   459       67,774,802       8.93     8.171       593       147,658      87.07      68.47     98.57
14.50 - 14.99%                   338       45,297,231       5.97     8.660       597       134,015      88.33      62.33     98.52
15.00 - 15.49%                    97       10,893,334       1.43     9.184       601       112,302      90.11      60.33    100.00
15.50 - 15.99%                    15        1,898,785       0.25     9.617       577       126,586      88.21      76.46    100.00
16.00% & Above                     1           64,887       0.01     10.125      605        64,887     100.00       0.00    100.00
N/A                              233       51,259,136       6.75     7.039       658       219,996      80.81      66.46     99.44
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,349     $759,212,843     100.00%    6.626%      652      $323,207      82.42%     76.96%    99.08%
===================================================================================================================================

                             Distribution by Margin

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
      Margin                   Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                    826     $423,521,544      55.78%    5.944%      674      $512,738      78.69%     84.23%    99.10%
5.00 - 5.49%                     278      101,626,803      13.39     6.814       641       365,564      87.17      68.89     98.60
5.50 - 5.99%                     353       83,379,193      10.98     7.518       621       236,202      88.43      65.22     98.41
6.00 - 6.49%                     317       48,950,642       6.45     8.168       597       154,418      89.09      63.83     99.77
6.50 - 6.99%                     260       40,254,402       5.30     8.471       597       154,825      89.55      73.09    100.00
7.00% & Above                     82       10,221,124       1.35     9.024       575       124,648      88.72      82.59    100.00
N/A                              233       51,259,136       6.75     7.039       658       219,996      80.81      66.46     99.44
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,349     $759,212,843     100.00%    6.626%      652      $323,207      82.42%     76.96%    99.08%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

               Group II Mortgage Loans - Fixed Rate Collateral (1)

Scheduled Principal Balance:                                        $51,259,136
Number of Mortgage Loans:                                                   233
Average Scheduled Principal Balance:                                   $219,996
Weighted Average Gross Coupon:                                           7.039%
Weighted Average Net Coupon: (2)                                         6.529%
Weighted Average Current FICO Score:                                        658
Weighted Average Original LTV Ratio:                                     80.81%
Weighted Average Combined Original LTV Ratio:                            80.81%
Weighted Average Stated Remaining Term (months):                            347
Weighted Average Seasoning(months):                                           3

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.

                    Distribution by Current Principal Balance

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
  Current Principal          Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
       Balance                 Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$1 - $50,000                      25         $979,035       1.91%    8.467%      606       $39,161      83.69%     78.71%    90.61%
$50,001 - $75,000                 48        3,067,233       5.98     8.266       602        63,901      81.36      77.90     96.19
$75,001 - $100,000                33        2,852,094       5.56     8.359       593        86,427      83.10      54.02     97.18
$100,001 - $125,000               18        2,028,492       3.96     8.255       596       112,694      86.42      71.63    100.00
$125,001 - $150,000               11        1,483,228       2.89     8.339       603       134,839      87.61      62.79    100.00
$150,001 - $200,000               23        3,860,160       7.53     8.182       618       167,833      90.49      42.25    100.00
$200,001 - $250,000                1          248,183       0.48     8.250       560       248,183      90.00     100.00    100.00
$250,001 - $300,000                4        1,062,935       2.07     8.186       643       265,734      97.25      25.15    100.00
$300,001 - $350,000                1          303,196       0.59     8.375       647       303,196      95.00     100.00    100.00
$350,001 - $400,000               16        6,031,539      11.77     6.948       655       376,971      83.04      37.33    100.00
$400,001 & Above                  53       29,343,041      57.24     6.388       686       553,642      77.14      75.93    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           233      $51,259,136     100.00%    7.039%      658      $219,996      80.81%     66.46%    99.44%
===================================================================================================================================

                          Distribution by Current Rate

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
   Current Rate                Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                      1         $537,388       1.05%    4.999%      789      $537,388      64.29%    100.00%   100.00%
5.00 - 5.49%                       4        2,314,225       4.51     5.187       739       578,556      66.54     100.00    100.00
5.50 - 5.99%                      11        5,667,323      11.06     5.842       694       515,211      78.39      97.08    100.00
6.00 - 6.49%                      17        8,894,974      17.35     6.280       686       523,234      77.68      57.78    100.00
6.50 - 6.99%                      25       12,387,754      24.17     6.805       677       495,510      79.47      62.87    100.00
7.00 - 7.49%                       8        3,934,540       7.68     7.129       643       491,818      78.72      73.26    100.00
7.50 - 7.99%                       2          868,456       1.69     7.807       627       434,228      95.84       0.00    100.00
8.00 - 8.49%                     123       13,081,292      25.52     8.171       609       106,352      85.71      60.95     98.34
8.50 - 8.99%                      40        3,452,733       6.74     8.671       594        86,318      89.32      53.75     97.93
9.00% & Above                      2          120,450       0.23     9.985       613        60,225      93.73      62.71    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           233      $51,259,136     100.00%    7.039%      658      $219,996      80.81%     66.46%    99.44%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Credit Score

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
  Credit Score                 Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above                       16       $5,940,798      11.59%    5.970%      757      $371,300      75.94%     75.99%    98.79%
720 - 739                          2          420,272       0.82     6.354       721       210,136      75.09       0.00     87.77
700 - 719                         17        7,374,351      14.39     6.585       708       433,785      82.03      69.11    100.00
680 - 699                         16        7,112,404      13.88     6.472       686       444,525      81.23      83.35    100.00
660 - 679                         16        6,082,587      11.87     6.581       669       380,162      82.44      57.15    100.00
640 - 659                         24        6,367,537      12.42     7.227       649       265,314      80.15      57.16     99.68
620 - 639                         30        5,842,419      11.40     7.431       630       194,747      85.98      51.53     98.88
600 - 619                         21        2,387,352       4.66     8.264       607       113,683      89.22      29.09    100.00
580 - 599                         11        1,343,389       2.62     7.866       585       122,126      74.52      54.58    100.00
560 - 579                         48        5,017,807       9.79     8.105       569       104,538      79.32      79.94     98.40
540 - 559                         32        3,370,221       6.57     8.203       550       105,319      74.63      87.94    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           233      $51,259,136     100.00%    7.039%      658      $219,996      80.81%     66.46%    99.44%
===================================================================================================================================

                              Distribution by Lien

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
      Lien                     Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First Lien                       233      $51,259,136     100.00%    7.039%      658      $219,996      80.81%     66.46%    99.44%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           233      $51,259,136     100.00%    7.039%      658      $219,996      80.81%     66.46%    99.44%
===================================================================================================================================

                      Distribution by Combined Original LTV

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
     Combined                Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
   Original LTV                Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00%                     10       $3,396,690       6.63%    6.282%      661      $339,669      50.67%     68.11%   100.00%
60.01 - 70.00%                    17        4,439,669       8.66     6.840       648       261,157      65.80      85.74     98.53
70.01 - 80.00%                    90       23,360,147      45.57     6.679       667       259,557      78.39      82.19     99.57
80.01 - 85.00%                    23        4,113,511       8.02     7.233       633       178,848      84.63      69.44     97.01
85.01 - 90.00%                    34        5,816,014      11.35     7.627       634       171,059      89.86      50.49    100.00
90.01 - 95.00%                    36        6,488,730      12.66     7.542       671       180,242      94.62      45.53    100.00
95.01 - 100.00%                   23        3,644,375       7.11     8.242       652       158,451      99.32       0.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           233      $51,259,136     100.00%    7.039%      658      $219,996      80.81%     66.46%    99.44%
===================================================================================================================================

                          Distribution by Original LTV

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
   Original LTV                Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00%                     10       $3,396,690       6.63%    6.282%      661      $339,669      50.67%     68.11%   100.00%
60.01 - 70.00%                    17        4,439,669       8.66     6.840       648       261,157      65.80      85.74     98.53
70.01 - 80.00%                    90       23,360,147      45.57     6.679       667       259,557      78.39      82.19     99.57
80.01 - 85.00%                    23        4,113,511       8.02     7.233       633       178,848      84.63      69.44     97.01
85.01 - 90.00%                    34        5,816,014      11.35     7.627       634       171,059      89.86      50.49    100.00
90.01 - 95.00%                    36        6,488,730      12.66     7.542       671       180,242      94.62      45.53    100.00
95.01 - 100.00%                   23        3,644,375       7.11     8.242       652       158,451      99.32       0.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           233      $51,259,136     100.00%    7.039%      658      $219,996      80.81%     66.46%    99.44%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Documentation

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
       Documentation           Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation               153      $34,067,515      66.46%    6.888%      658      $222,663      77.85%    100.00%    99.51%
No Income Verification            74       14,629,817      28.54     7.474       651       197,700      87.51       0.00     99.16
Limited Income Verification        3        1,384,529       2.70     6.443       650       461,510      70.75       0.00    100.00
Stated Plus Documentation          3        1,177,275       2.30     6.713       739       392,425      94.99       0.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           233      $51,259,136     100.00%    7.039%      658      $219,996      80.81%     66.46%    99.44%
===================================================================================================================================

                             Distribution by Purpose

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
     Purpose                   Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance                133      $26,963,971      52.60%    7.201%      645      $202,737      79.00%     65.33%    99.38%
Purchase                          64       17,770,365      34.67     6.584       690       277,662      81.35      86.30     99.31
Refinance                         36        6,524,800      12.73     7.611       626       181,244      86.77      17.10    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           233      $51,259,136     100.00%    7.039%      658      $219,996      80.81%     66.46%    99.44%
===================================================================================================================================

                            Distribution by Occupancy

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
       Occupancy               Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                   227      $50,970,044      99.44%    7.032%      658      $224,538      80.81%     66.51%   100.00%
Non-owner Occupied                 6          289,092       0.56     8.228       666        48,182      79.77      57.44      0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           233      $51,259,136     100.00%    7.039%      658      $219,996      80.81%     66.46%    99.44%
===================================================================================================================================

                          Distribution by Property Type

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
Property Type                  Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                    198      $43,973,074      85.79%    7.037%      660      $222,086      80.73%     65.64%    99.84%
PUD                               25        5,119,402       9.99     7.208       648       204,776      82.19      59.29     97.32
2-4 Family                         4        1,282,294       2.50     6.529       626       320,573      78.54     100.00     93.74
Condo                              6          884,366       1.73     6.887       645       147,394      80.05     100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           233      $51,259,136     100.00%    7.039%      658      $219,996      80.81%     66.46%    99.44%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by State

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
     State                     Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
CA                                41      $20,931,628      40.83%    6.330%      685      $510,528      76.47%     82.39%   100.00%
NY                                15        5,548,194      10.82     6.752       651       369,880      78.18      50.06     99.07
TX                                46        4,433,024       8.65     8.034       622        96,370      83.47      70.14     97.93
IL                                 9        2,879,623       5.62     6.930       670       319,958      88.03      28.67    100.00
FL                                17        2,753,101       5.37     7.674       635       161,947      82.79      72.29     97.62
OH                                17        1,718,857       3.35     8.414       603       101,109      90.18      55.55    100.00
MO                                12        1,282,187       2.50     8.291       619       106,849      86.88      43.46    100.00
MI                                 9        1,104,830       2.16     8.310       612       122,759      92.44      20.41    100.00
OR                                 3          992,178       1.94     6.580       698       330,726      72.10      58.35    100.00
GA                                 5          940,605       1.83     7.487       675       188,121      90.22      30.04    100.00
Other                             59        8,674,909      16.92     7.643       634       147,032      84.30      63.65     99.07
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           233      $51,259,136     100.00%    7.039%      658      $219,996      80.81%     66.46%    99.44%
===================================================================================================================================

                               Distribution by Zip

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
      Zip                      Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
92508                              1         $872,558       1.70%    7.000%      708      $872,558      77.09%    100.00%   100.00%
95687                              2          764,535       1.49     7.118       716       382,267      94.51      49.18    100.00
94403                              1          760,000       1.48     6.250       685       760,000      80.00     100.00    100.00
90254                              1          757,296       1.48     6.625       686       757,296      80.00     100.00    100.00
11770                              1          702,610       1.37     6.875       705       702,610      61.30     100.00    100.00
91913                              1          650,000       1.27     6.375       647       650,000      74.54     100.00    100.00
91320                              1          648,045       1.26     5.990       703       648,045      79.75     100.00    100.00
93449                              1          647,238       1.26     6.875       704       647,238      77.38     100.00    100.00
11797                              1          633,567       1.24     6.250       680       633,567      80.00       0.00    100.00
92807                              1          627,237       1.22     6.750       687       627,237      89.86     100.00    100.00
Other                            222       44,196,049      86.22     7.105       652       199,081      81.02      63.41     99.35
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           233      $51,259,136     100.00%    7.039%      658      $219,996      80.81%     66.46%    99.44%
===================================================================================================================================



                  Distribution by Remaining Months to Maturity

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
   Remaining                                             Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
   Months To                 Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
    Maturity                   Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1 - 180                           25       $2,622,660       5.12%    7.861%      611      $104,906      80.46%     48.82%   100.00%
181 - 240                          1           67,552       0.13     8.000       564        67,552      84.88     100.00    100.00
241 - 360                        207       48,568,923      94.75     6.993       661       234,632      80.82      67.37     99.40
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           233      $51,259,136     100.00%    7.039%      658      $219,996      80.81%     66.46%    99.44%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution by Amortization Type

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
Amortization Type              Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
15 YEAR FXD IO                     1         $150,097       0.29%    8.000%      637      $150,097      94.06%    100.00%   100.00%
15yr Fxd                          24        2,472,563       4.82     7.852       609       103,023      79.64      45.71    100.00
20yr Fxd                           1           67,552       0.13     8.000       564        67,552      84.88     100.00    100.00
30 YEAR FXD IO                    17        6,720,809      13.11     6.739       668       395,342      82.41     100.00    100.00
30yr Fxd                         190       41,848,114      81.64     7.034       659       220,253      80.56      62.13     99.31
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           233      $51,259,136     100.00%    7.039%      658      $219,996      80.81%     66.46%    99.44%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  Group II Mortgage Loans - ARM Collateral (1)

Scheduled Principal Balance:                                       $707,953,707
Number of Mortgage Loans:                                                 2,116
Average Scheduled Principal Balance:                                   $334,572
Weighted Average Gross Coupon:                                           6.596%
Weighted Average Net Coupon: (2)                                         6.086%
Weighted Average Current FICO Score:                                        652
Weighted Average Original LTV Ratio:                                     82.53%
Weighted Average Combined Original LTV Ratio:                            82.53%
Weighted Average Stated Remaining Term (months):                            357
Weighted Average Seasoning(months):                                           3
Weighted Average Months to Roll: (3)                                         25
Weighted Average Gross Margin: (3)                                        4.73%
Weighted Average Initial Rate Cap: (3)                                    2.97%
Weighted Average Periodic Rate Cap: (3)                                   1.00%
Weighted Average Gross Maximum Lifetime Rate: (3)                        12.60%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.

(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

                    Distribution by Current Principal Balance

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
  Current Principal          Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
       Balance                 Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$1 - $50,000                      54       $2,169,758       0.31%    8.576%      577       $40,181      81.81%     80.52%    94.74%
$50,001 - $75,000                167       10,481,736       1.48     8.598       575        62,765      81.37      78.96     97.31
$75,001 - $100,000               161       14,021,742       1.98     8.425       581        87,092      84.39      74.39     96.97
$100,001 - $125,000              126       14,250,067       2.01     8.432       589       113,096      86.94      68.96     98.40
$125,001 - $150,000              136       18,591,088       2.63     8.397       598       136,699      88.29      60.97     99.21
$150,001 - $200,000              168       29,235,254       4.13     8.312       594       174,019      88.90      61.47     99.43
$200,001 - $250,000               76       16,691,500       2.36     8.340       597       219,625      88.35      76.40    100.00
$250,001 - $300,000               48       13,072,752       1.85     8.283       620       272,349      90.38      41.98     97.90
$300,001 - $350,000               28        9,074,073       1.28     8.310       605       324,074      89.22      67.22     96.53
$350,001 - $400,000              273      103,440,612      14.61     6.328       655       378,903      83.36      72.51     98.17
$400,001 & Above                 879      476,925,126      67.37     6.177       666       542,577      81.04      82.05     99.41
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,116     $707,953,707     100.00%    6.596%      652      $334,572      82.53%     77.72%    99.06%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
   Current Rate                Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                     31      $15,316,405       2.16%    4.842%      713      $494,078      79.75%     94.18%   100.00%
5.00 - 5.49%                     105       52,050,614       7.35     5.256       689       495,720      79.53      91.67    100.00
5.50 - 5.99%                     390      198,485,406      28.04     5.776       677       508,937      78.85      86.43     99.31
6.00 - 6.49%                     233      123,077,737      17.38     6.224       664       528,231      80.85      81.14     99.62
6.50 - 6.99%                     241      122,395,807      17.29     6.693       646       507,866      83.14      76.64     99.33
7.00 - 7.49%                      75       34,752,343       4.91     7.163       641       463,365      87.06      58.34     96.15
7.50 - 7.99%                     131       35,946,357       5.08     7.686       620       274,400      89.24      55.45     97.09
8.00 - 8.49%                     459       67,774,802       9.57     8.171       593       147,658      87.07      68.47     98.57
8.50 - 8.99%                     338       45,297,231       6.40     8.660       597       134,015      88.33      62.33     98.52
9.00% & Above                    113       12,857,005       1.82     9.253       597       113,779      89.88      62.41    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,116     $707,953,707     100.00%    6.596%      652      $334,572      82.53%     77.72%    99.06%
====================================================================================================================================

                          Distribution by Credit Score

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
  Credit Score                 Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above                      103      $48,968,891       6.92%    5.980%      763      $475,426      82.69%     74.24%    98.92%
720 - 739                         73       34,124,616       4.82     6.098       728       467,460      82.52      78.97     97.82
700 - 719                        118       54,508,051       7.70     6.165       708       461,933      82.53      71.28     97.55
680 - 699                        199       89,595,707      12.66     6.133       689       450,230      82.36      77.17     98.87
660 - 679                        183       85,272,983      12.04     6.159       668       465,973      81.98      73.75     98.75
640 - 659                        242      107,606,533      15.20     6.285       648       444,655      81.09      77.62     99.20
620 - 639                        247       98,305,102      13.89     6.600       629       397,996      85.05      72.93     99.85
600 - 619                        166       64,603,282       9.13     6.587       609       389,176      81.43      79.43    100.00
580 - 599                        112       29,238,811       4.13     7.613       590       261,061      84.82      80.71     99.86
560 - 579                        356       55,620,927       7.86     8.078       570       156,239      83.86      86.20     98.31
540 - 559                        317       40,108,804       5.67     8.363       549       126,526      79.88      94.66    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,116     $707,953,707     100.00%    6.596%      652      $334,572      82.53%     77.72%    99.06%
===================================================================================================================================

                              Distribution by Lien

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
      Lien                     Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First Lien                     2,116     $707,953,707     100.00%    6.596%      652      $334,572      82.53%     77.72%    99.06%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,116     $707,953,707     100.00%    6.596%      652      $334,572      82.53%     77.72%    99.06%
===================================================================================================================================

                      Distribution by Combined Original LTV

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
     Combined                Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
   Original LTV                Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00%                     42      $14,438,734       2.04%    6.631%      625      $343,779      52.93%     72.43%    97.51%
60.01 - 70.00%                    83       35,064,981       4.95     6.316       644       422,470      67.14      77.61     99.10
70.01 - 80.00%                   930      383,020,804      54.10     6.073       666       411,850      79.22      88.92     99.53
80.01 - 85.00%                   287       63,886,181       9.02     7.344       604       222,600      84.39      75.85     97.50
85.01 - 90.00%                   434      121,047,578      17.10     7.252       626       278,911      89.65      72.90     97.86
90.01 - 95.00%                   177       59,758,486       8.44     7.072       665       337,619      94.63      58.72    100.00
95.01 - 100.00%                  163       30,736,943       4.34     8.343       675       188,570      99.87       0.52    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,116     $707,953,707     100.00%    6.596%      652      $334,572      82.53%     77.72%    99.06%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Original LTV

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
   Original LTV                Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00%                     42      $14,438,734       2.04%    6.631%      625      $343,779      52.93%     72.43%    97.51%
60.01 - 70.00%                    83       35,064,981       4.95     6.316       644       422,470      67.14      77.61     99.10
70.01 - 80.00%                   930      383,020,804      54.10     6.073       666       411,850      79.22      88.92     99.53
80.01 - 85.00%                   287       63,886,181       9.02     7.344       604       222,600      84.39      75.85     97.50
85.01 - 90.00%                   434      121,047,578      17.10     7.252       626       278,911      89.65      72.90     97.86
90.01 - 95.00%                   177       59,758,486       8.44     7.072       665       337,619      94.63      58.72    100.00
95.01 - 100.00%                  163       30,736,943       4.34     8.343       675       188,570      99.87       0.52    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,116     $707,953,707     100.00%    6.596%      652      $334,572      82.53%     77.72%    99.06%
===================================================================================================================================

                          Distribution by Documentation

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
       Documentation           Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation             1,579     $550,223,100      77.72%    6.463%      649      $348,463      81.40%    100.00%    98.90%
No Income Verification           365       83,254,308      11.76     7.543       647       228,094      88.37       0.00     99.37
Stated Plus Documentation        141       65,645,767       9.27     6.493       678       465,573      84.54       0.00    100.00
Limited Income Verification       30        8,710,921       1.23     6.687       675       290,364      83.51       0.00     99.03
No Documentation                   1          119,612       0.02     8.250       700       119,612      80.00       0.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,116     $707,953,707     100.00%    6.596%      652      $334,572      82.53%     77.72%    99.06%
===================================================================================================================================

                             Distribution by Purpose

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
     Purpose                   Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                       1,149     $440,050,597      62.16%    6.308%      668      $382,986      82.45%     84.02%    98.80%
Cashout Refinance                829      231,559,295      32.71     7.067       625       279,324      82.56      71.70     99.63
Refinance                        138       36,343,815       5.13     7.073       626       263,361      83.35      39.78     98.52
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,116     $707,953,707     100.00%    6.596%      652      $334,572      82.53%     77.72%    99.06%
===================================================================================================================================

                            Distribution by Occupancy

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
       Occupancy               Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                 2,086     $701,283,766      99.06%    6.591%      652      $336,186      82.53%     77.59%   100.00%
Non-owner Occupied                30        6,669,941       0.94     7.130       677       222,331      82.85      90.89      0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,116     $707,953,707     100.00%    6.596%      652      $334,572      82.53%     77.72%    99.06%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Property Type

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
Property Type                  Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                  1,511     $463,626,587      65.49%    6.679%      646      $306,834      82.76%     76.52%    99.41%
PUD                              409      175,922,216      24.85     6.359       658       430,128      81.30      83.39     98.93
Condo                            131       45,724,175       6.46     6.481       670       349,040      83.50      75.70     98.99
2-4 Family                        63       22,427,998       3.17     6.944       673       356,000      85.60      61.90     92.99
Modular                            2          252,732       0.04     8.583       560       126,366      77.03     100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,116     $707,953,707     100.00%    6.596%      652      $334,572      82.53%     77.72%    99.06%
===================================================================================================================================

                              Distribution by State

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
     State                     Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
CA                               866     $424,908,563      60.02%    6.113%      666      $490,657      80.67%     84.58%    99.17%
NY                                80       27,630,009       3.90     6.985       667       345,375      85.01      60.70     98.13
MI                               131       21,573,380       3.05     7.701       614       164,682      87.44      56.13     99.81
FL                               103       20,607,726       2.91     7.537       629       200,075      86.39      62.15     98.52
IL                                52       19,819,684       2.80     6.925       644       381,148      84.73      38.71    100.00
MD                                47       17,440,546       2.46     6.711       644       371,075      82.38      89.83     99.70
MN                                57       14,424,992       2.04     7.129       621       253,070      85.66      72.70     96.78
TX                                71       14,358,229       2.03     7.027       633       202,229      81.70      62.26     99.62
CO                                41       12,948,707       1.83     6.902       632       315,822      80.44      85.69     96.92
GA                                48       11,255,032       1.59     7.448       623       234,480      87.87      64.40    100.00
Other                            620      122,986,840      17.37     7.533       624       198,366      86.04      71.58     98.95
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,116     $707,953,707     100.00%    6.596%      652      $334,572      82.53%     77.72%    99.06%
===================================================================================================================================

                               Distribution by Zip

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
      Zip                      Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
91913                             17       $9,141,449       1.29%    5.788%      694      $537,732      79.30%     88.39%    95.81%
91915                             11        5,493,755       0.78     6.315       669       499,432      78.79      65.54    100.00
92592                             11        4,874,000       0.69     6.197       658       443,091      82.11      91.79    100.00
92078                              9        4,583,550       0.65     6.113       668       509,283      81.80      78.38    100.00
92563                             10        4,237,992       0.60     6.625       629       423,799      83.05      88.72     91.27
92562                              7        3,894,573       0.55     5.772       668       556,368      78.86      77.53    100.00
92883                              7        3,871,400       0.55     6.150       687       553,057      82.83      68.78    100.00
92009                              8        3,843,255       0.54     5.896       643       480,407      79.76     100.00    100.00
95020                              7        3,770,809       0.53     6.280       655       538,687      78.82      88.07    100.00
95124                              6        3,434,579       0.49     5.858       677       572,430      81.65     100.00    100.00
Other                          2,023      660,808,346      93.34     6.633       651       326,648      82.68      77.24     99.10
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,116     $707,953,707     100.00%    6.596%      652      $334,572      82.53%     77.72%    99.06%
===================================================================================================================================

                  Distribution by Remaining Months to Maturity

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
   Remaining                                             Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
   Months To                 Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
    Maturity                   Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
241 - 360                      2,116     $707,953,707     100.00%    6.596%      652      $334,572      82.53%     77.72%    99.06%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,116     $707,953,707     100.00%    6.596%      652      $334,572      82.53%     77.72%    99.06%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution by Amortization Type

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
Amortization Type              Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1 YR LIBOR ARM                     3       $1,150,873       0.16%    7.364%      625      $383,624      89.52%     45.59%   100.00%
2 YR IO                          892      388,147,779      54.83     6.316       657       435,143      81.80      87.63     98.90
2 YR LIBOR ARM                   772      152,468,529      21.54     7.533       627       197,498      84.75      51.20     99.46
3 YR IO                          171       69,451,214       9.81     6.282       662       406,147      81.83      87.70     99.27
3 YR LIBOR ARM                   147       37,940,069       5.36     7.050       644       258,096      86.35      54.05     99.71
5 YR IO                           89       40,375,496       5.70     6.089       679       453,657      79.16      92.52     99.90
5 YR LIBOR ARM                    17        6,616,172       0.93     6.964       660       389,187      81.79      55.85     92.18
6 Month LIBOR                      4        1,579,015       0.22     5.945       678       394,754      84.62      34.61    100.00
6 Month LIBOR IO                  21       10,224,560       1.44     5.447       664       486,884      80.77      83.08     96.26
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,116     $707,953,707     100.00%    6.596%      652      $334,572      82.53%     77.72%    99.06%
===================================================================================================================================

                      Distribution by Initial Periodic Cap

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
    Initial                  Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
  Periodic Cap                 Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00%                      25      $11,803,575       1.67%    5.514%      666      $472,143      81.29%     76.60%    96.76%
1.51 - 2.00%                       3        1,150,873       0.16     7.364       625       383,624      89.52      45.59    100.00
2.51 - 3.00%                   2,088      694,999,259      98.17     6.613       652       332,854      82.54      77.79     99.10
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,116     $707,953,707     100.00%    6.596%      652      $334,572      82.53%     77.72%    99.06%
===================================================================================================================================

                          Distribution by Periodic Cap

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
  Periodic Cap                 Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00%                   2,116     $707,953,707     100.00%    6.596%      652      $334,572      82.53%     77.72%    99.06%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,116     $707,953,707     100.00%    6.596%      652      $334,572      82.53%     77.72%    99.06%
===================================================================================================================================

                      Distribution by Months to Rate Reset

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
   Months To                 Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
   Rate Reset                  Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1-12                              28      $12,954,449       1.83%    5.678%      663      $462,659      82.02%     73.84%    97.05%
13 - 24                        1,662      540,156,997      76.30     6.660       649       325,004      82.61      77.43     99.05
25 - 36                          320      107,850,594      15.23     6.554       656       337,033      83.51      75.44     99.43
49 & Above                       106       46,991,668       6.64     6.213       677       443,318      79.53      87.36     98.81
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,116     $707,953,707     100.00%    6.596%      652      $334,572      82.53%     77.72%    99.06%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution by Life Maximum Rate

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
Life Maximum Rate              Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
11.99% & Below                   526     $265,852,425      37.55%    5.620%      681      $505,423      79.03%     87.90%    99.49%
12.00 - 12.49%                   233      123,077,737      17.38     6.224       664       528,231      80.85      81.14     99.62
12.50 - 12.99%                   241      122,395,807      17.29     6.693       646       507,866      83.14      76.64     99.33
13.00 - 13.49%                    75       34,752,343       4.91     7.163       641       463,365      87.06      58.34     96.15
13.50 - 13.99%                   131       35,946,357       5.08     7.686       620       274,400      89.24      55.45     97.09
14.00 - 14.49%                   459       67,774,802       9.57     8.171       593       147,658      87.07      68.47     98.57
14.50 - 14.99%                   338       45,297,231       6.40     8.660       597       134,015      88.33      62.33     98.52
15.00 - 15.49%                    97       10,893,334       1.54     9.184       601       112,302      90.11      60.33    100.00
15.50 - 15.99%                    15        1,898,785       0.27     9.617       577       126,586      88.21      76.46    100.00
16.00% & Above                     1           64,887       0.01     10.125      605        64,887     100.00       0.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,116     $707,953,707     100.00%    6.596%      652      $334,572      82.53%     77.72%    99.06%
===================================================================================================================================

                             Distribution by Margin

                                                                                                      Weighted
                                                         Pct. Of   Weighted   Weighted                  Avg.
                                                         Pool By      Avg.      Avg.        Avg.       Combo.                Pct.
                             Number of    Principal     Principal    Gross     Current   Principal    Original  Pct. Full   Owner
      Margin                   Loans       Balance       Balance    Coupon      FICO      Balance       LTV        Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                    826     $423,521,544      59.82%    5.944%      674      $512,738      78.69%     84.23%    99.10%
5.00 - 5.49%                     278      101,626,803      14.36     6.814       641       365,564      87.17      68.89     98.60
5.50 - 5.99%                     353       83,379,193      11.78     7.518       621       236,202      88.43      65.22     98.41
6.00 - 6.49%                     317       48,950,642       6.91     8.168       597       154,418      89.09      63.83     99.77
6.50 - 6.99%                     260       40,254,402       5.69     8.471       597       154,825      89.55      73.09    100.00
7.00% & Above                     82       10,221,124       1.44     9.024       575       124,648      88.72      82.59    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,116     $707,953,707     100.00%    6.596%      652      $334,572      82.53%     77.72%    99.06%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.